CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
Exhibit 10.24

EXCLUSIVE LICENSE AGREEMENT
This Exclusive License Agreement (this “Agreement”) is effective as of December 2, 2024 (the “Execution Date”), by and between Keros Therapeutics, Inc., a Delaware corporation, having a place of business at 1050 Waltham St., Suite 302, Lexington, MA 02421 (“Keros”), and Takeda Pharmaceuticals U.S.A., Inc., a Delaware corporation (“Takeda”), having a place of business at 500 Kendall Street, Cambridge, MA 02142. Keros and Takeda are referred to in this Agreement individually as a “Party” and collectively as the “Parties.”
BACKGROUND
A.    Keros is currently conducting research and development of the Licensed Compound (defined below) referred to as elritercept (KER-050);
B.    Takeda is a biopharmaceutical company engaged in the research, development and commercialization of biopharmaceutical products; and
C.    Keros wishes to grant to Takeda, and Takeda wishes to receive from Keros, a license to research, develop, manufacture, commercialize and otherwise exploit the Licensed Compounds and Licensed Products in the Field in the Territory (each as defined below), all in accordance with the terms and conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Keros and Takeda agree as follows:
Article 1.
DEFINITIONS
Whenever used in this Agreement with an initial capital letter, the terms defined in this Article 1 and elsewhere in this Agreement, whether used in the singular or plural, shall have the meanings specified.
1.1“Acquirer” means, collectively, the Person or “group” referenced in the definition of Change of Control and such Person’s or “group’s” Affiliates, other than the applicable Party in the definition of Change of Control and such Party’s Affiliates, determined as of immediately prior to the closing of such Change of Control.
1.2“Action” means any legal action, claim, suit or proceeding.
1.3“Affiliate” means, with respect to a Person, any other Person controlling, controlled by or under common control with such Person, for so long as such control exists. For purposes of this Section 1.3 only, “control” means (a) direct or indirect ownership of fifty percent (50%) or more of the stock or shares having the right to vote for the election of directors of such corporate entity or (b) the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such entity, whether through the ownership of voting securities, by contract or otherwise. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in clause (a) of the preceding sentence, provided that such foreign investor has the power to direct the management or policies of such entity.
1.4“Agreement” has the meaning set forth in the Preamble.
1.5“Alliance Manager” has the meaning set forth in Section 3.2(a).
1.6“Anti-Corruption Laws” has the meaning set forth in Section 7.4(a)(i).
1.7“Antitrust Clearance” means the date on which the waiting period under the HSR Act in respect of the HSR Filing has expired or has been terminated.
1.8“Antitrust Filing” means (a) the HSR Filing and (b) any other filing that may arise out of a formal or informal inquiry from a Governmental Authority with respect to the antitrust clearance process.
1.9“Applicable Accounting Standards” means (a) with respect to Takeda, International Financial Reporting Standards (“IFRS”), and (b) with respect to any other Selling Party, Generally Accepted Accounting Principles in the United States or IFRS, as applicable, in each case as generally and consistently applied throughout such Selling Party’s organization.
1.10“Applicable Laws” means collectively all laws, regulations, ordinances, decrees, judicial and administrative orders (and any license, franchise, permit or similar right granted under any of the foregoing) and any policies and other requirements of any applicable Governmental Authority that govern or otherwise apply to a Party’s activities in connection with this Agreement.
1.11“Background IP” means any (a) Know-How or (b) Patent Rights claiming Know-How, in each case, that a Party or its Affiliate owns or has in-licensed prior to the Effective Date or that such Party or its Affiliates comes to own or in-license outside of this Agreement.
1.12“Bankrupt Party” has the meaning set forth in Section 11.10.
1.13“Biosimilar Product” means, on a country-by-country basis, with respect to a Licensed Product, any product (a) licensing, approval or marketing authorization of which references or relies on, in whole or in part, (i) a prior Regulatory Approval granted for such Licensed Product or (ii) any data generated in support of a prior Regulatory Approval granted for such Licensed Product, or (b) determined by the applicable Regulatory Authority in or for a country to be a generic, follow-on, hybrid, biosimilar or interchangeable product of such Licensed Product; provided that “Biosimilar Product” shall not include any Licensed Product that is (x) sold by Takeda, its Affiliates or its or their Sublicensees or a Third Party authorized by Takeda, its Affiliates or its or their Sublicensees, (y) sold under the same Regulatory Approval as a Licensed Product and (z) packaged and sold without the use of any of the Licensed Product Marks (i.e., an “authorized biologic”).
1.14“BLA” means a Biological License Application (as defined by the FDA) or its foreign equivalent (or any successor application having substantially the same function).
1.15“Business Day” means a day other than a Saturday, Sunday or any other day on which banking institutions in Boston, Massachusetts are authorized or required by Applicable Laws to remain closed.
1.16“Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided that, the final Calendar Quarter shall end on the last day of the Term.
1.17“Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the calendar year in which the Effective Date falls, and thereafter each successive period of twelve (12) months commencing on January 1 and ending on December 31; provided that, the final Calendar Year shall end on the last day of the Term.
1.18“cGCP” means all applicable Good Clinical Practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of Clinical Trials, including, as applicable (a) as set forth in the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use Harmonized Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95) (the “ICH Guidelines”) and any other guidelines for good clinical practice for trials on medicinal products in the Territory, (b) the Declaration of Helsinki (2004) as last amended at the 52nd World Medical Association in October 2000 and any further amendments or clarifications thereto, (c) U.S. Code of Federal Regulations Title 21, Parts 50 (Protection of Human Subjects), 56 (Institutional Review Boards) and 312 (Investigational New Drug Application), as may be amended from time to time, and (d) the equivalent Applicable Laws in any region worldwide, each as may be amended and applicable from time to time and in each case, that provide for, among other things, assurance that the clinical data and reported results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.
1.19“cGLP” means all applicable Good Laboratory Practice standards, including, as applicable, as set forth in the then-current good laboratory practice standards promulgated or endorsed by the FDA, as defined in 21 C.F.R. Part 58, and the equivalent Applicable Laws in any region worldwide, each as may be amended and applicable from time to time.
1.20“cGMP” means applicable current Good Manufacturing Practices, including, as applicable, (a) the principles detailed in the U.S. Current Good Manufacturing Practices, 21 C.F.R. Parts 4, 210, 211, 601, 610 and 820, (b) European Directive 2003/94/EC and EudraLex 4, (c) the principles detailed in the International Conference on Harmonization’s Q7 guidelines, and (d) the Applicable Laws in any relevant country or region corresponding to (a) through (c) above, each as may be amended and applicable from time to time.
1.21“Change of Control” means with respect to a specified Party: (a) the acquisition, directly or indirectly, by a Person or “group” (whether in a single transaction or multiple transactions) of more than fifty percent (50%) of the voting power of such Party or of beneficial ownership of (or the right to acquire such beneficial ownership) of more than fifty percent (50%)

of the outstanding equity or convertible securities of such Party (including by tender offer or exchange offer); (b) any merger, consolidation, share exchange, business combination, recapitalization, the sale of substantially all assets of, or similar corporate transaction involving such Party (whether or not including one or more wholly owned subsidiaries of such Party), other than: (i) transactions involving solely such Party and one of more Affiliates, on the one hand, and one or more of such Party’s Affiliates, on the other hand, or (ii) transactions in which the stockholders of such Party immediately prior to such transaction hold at least fifty percent (50%) of the voting power of the surviving company or ultimate parent company of the surviving company; or (c) the adoption of a plan relating to the liquidation or dissolution of such Party. For purposes of this definition, the terms “group” and “beneficial ownership” shall have the meaning accorded in the U.S. Securities Exchange Act of 1934 and the regulations promulgated thereunder in effect as of the Effective Date.
1.22“Claims” has the meaning set forth in Section 10.1.
1.23“Clinically Develop,” “Clinical Development” and “Clinically Developing” means, with respect to any compound or product, to engage, directly or indirectly, in the conduct of any clinical trial in respect of such compound or product, or engage, or contract with, any Third Party for the conduct of any clinical trial in respect of such compound or product, including, in each case, any clinical trial designated as “phase 1”, “phase 2”, “phase 3” or otherwise.
1.24“Clinically Meaningful Degree” means that a compound has been shown in a clinical trial to cause [***].
1.25“Clinical Trial” means any human clinical trial of a Licensed Product.
1.26“CMO” means a contract manufacturing organization.
1.27“Combination Licensed Product” means (a) any Licensed Product that comprises, consists of or incorporates a Licensed Compound and at least one (1) Other Active Ingredient, (b) any Licensed Product sold in combination with one or more other products or services that are not Licensed Products for a single invoice price, (c) any Licensed Product sold where the sale of the Licensed Product is only available from the seller with the purchase of other products or services that are not a Licensed Product, or (d) meets the criteria of a “combination product” by the FDA pursuant to 21 C.F.R. §3.2(e) or its foreign equivalent.
1.28“Commercialization” or “Commercialize” means, with respect to a product, any and all activities related to the preparation for sale or sale of such product (including any non-promotional activities such as activities typically conducted by medical affairs) and all activities related to the commercial marketing and sale of such product, including advertising, marketing, promotion, detailing, distribution, importing, having imported, exporting, having exported, selling or offer to sell, or seeking to obtain reimbursement for, such product.
1.29“Commercially Reasonable Efforts” means[***].
1.30[***] has the meaning set forth in Section 1.137.
1.31“Competing Product” means [***].
1.32“Competing Program” has the meaning set forth in Section 2.7(c).
1.33“Confidential Information” of a Party means, subject to Section 6.2, (a) all Know-How, or any other technical, scientific, trade, research, manufacturing, business, financial, marketing, product, supplier, intellectual property, and other non-public or proprietary data or information that is disclosed by or on behalf of a Disclosing Party or its Affiliates to the Receiving Party or its Affiliates pursuant to this Agreement (including information disclosed prior to the Effective Date pursuant to the Confidentiality Agreement) or which such Disclosing Party or any of its Affiliates has provided or otherwise made available to the Receiving Party or any of its Affiliates, whether made available orally, in writing, in electronic or photographic form or otherwise, including (i) such Know-How comprising or relating to concepts, discoveries, Inventions, data, designs or formulae arising from this Agreement and (ii) any unpublished patent applications disclosed hereunder, and (b) the terms of this Agreement. Notwithstanding anything to the contrary in this Agreement, with respect to the terms of this Agreement, Keros and Takeda shall both be considered the Receiving Party with respect thereto.
1.34“Confidentiality Agreement” means the Confidentiality Agreement between Takeda and Keros dated [***].
1.35“Control” or “Controlled” means with respect to any material, information, Regulatory Approval, Regulatory Filings, Know-How, or intellectual property right (including Patent Rights), that a Party has the power (whether by ownership, license, or otherwise other than pursuant to this Agreement) to grant to the other Party access, a license, or a sublicense (as applicable) or other right (including a right of reference) to the same on the terms and conditions set forth in this Agreement without violating any obligations of the granting Party to a Third Party and, in the case of any intellectual property right (including Patent Rights) acquired or in-licensed following the Effective Date, does not require any payments to a Third Party that such other Party has not agreed to bear.
1.36“Cover”, “Covering” or “Covered” means, with respect to a particular subject matter at issue and a relevant Patent Right, that the manufacture, use, sale, offer for sale, or importation of such subject matter would fall within the scope of one or more claims in such Patent Right; for clarity, with respect to any claims that are pending, such pending claim shall be treated as if it were issued for purposes of determining infringement at the time coverage is assessed.
1.37“Data Protection Requirements” means all Applicable Laws applicable to Personal Information, as updated or replaced from time to time, to the extent relating to data privacy, information data security, cybersecurity, or the collection, use, processing, storage, protection, transfer or disposition of Personal Information.
1.38“Defaulting Party” has the meaning set forth in Section 9.2(c)(i).
1.39“Develop” or “Development” or “Developing” means any and all activities related to research, pre-clinical and other non-clinical testing, and Clinical Trials, including test method development and stability testing, toxicology, formulation, process development, device development, quality assurance/quality control, any statistical analysis or report writing, the preparation and submission of Regulatory Filings pertaining to seeking and obtaining Regulatory Approval for a therapeutic product and interacting with Regulatory Authorities regarding any of the foregoing, in each case excluding any Commercialization activities.
1.40“Disclosing Party” has the meaning set forth in Section 6.1.
1.41“Dispute” has the meaning set forth in Section 11.6.
1.42“Divestiture” means, with respect to a Competing Product: (a) the divestiture of such Competing Product through: (i) an outright sale or assignment of all material rights in such Competing Product to a Third Party; (ii) an exclusive out-license to a Third Party of all Development, Manufacture, and Commercialization rights with respect to such Competing Product, with no further role, influence, or authority of the applicable Party, directly or indirectly, with respect to such Competing Product; or (iii) a combination of the transactions contemplated by the foregoing clauses (i) and (ii); or (b) the cessation of all Development, Manufacture and Commercialization activities with respect to such Competing Product (subject, if applicable, to applicable wind-down activities). For clarity, subject to the preceding sentence, the right of Keros to receive royalties, milestones, or other payments in connection with an acquirer’s, assignee’s, or licensee’s Development, Manufacture, or Commercialization of a Competing Product pursuant to clause (a) above shall not, in and of itself, be deemed to disqualify the applicable sale, assignment, or license from constituting a Divestiture. When used as a verb, “Divested” and “Divest” mean to cause or have caused a Divestiture.
1.43“DMF” means a Drug Master File maintained with a Regulatory Authority in any country within the Territory.
1.44“Drug Approval Application” means an application for Regulatory Approval required before commercial sale or use of a Licensed Product in a regulatory jurisdiction, including a BLA filed with the FDA, a marketing authorization application for Regulatory Approval filed with the EMA in Europe, or a JNDA filed with the PMDA in Japan.
1.45“Effective Date” means the date on which Antitrust Clearance occurs with respect to the HSR Filing.
1.46[***]
1.47“European Union” or “EU” means the economic, scientific and political organization of member states of the European Union as it may be constituted from time to time, which as of the Execution Date consists of Austria, Belgium, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania,

Luxembourg, Malta, The Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and that certain portion of Cyprus included in such organization.
1.48“Execution Date” has the meaning set forth in the Preamble.
1.49“Excluded Territory” means mainland China, Hong Kong and Macau.
1.50“Exploit” means to Develop, have Developed, use, Manufacture, have Manufactured, sell, have sold, offer for sale, Commercialize, have Commercialized, import, export, register, and otherwise exploit a compound or product. “Exploitation” shall have a correlative meaning.
1.51“FD&C Act” means the United States Food, Drug and Cosmetic Act, as amended.
1.52“FDA” means the United States Food and Drug Administration or any successor entity thereto.
1.53“Field” means, subject to Section 2.1(e), all uses (including any therapeutic, prophylactic, preventative, diagnostic or other use) and all Indications in humans.
1.54“Financial Records” has the meaning set forth in Section 5.8.
1.55“First Additional Indication” has the meaning set forth in Section 5.2.
1.56“First Commercial Sale” means, with respect to a Licensed Product and a country, the first invoiced sale by a Selling Party for monetary value for use or consumption by the end user of such Licensed Product in such country after Regulatory Approval for such Licensed Product has been obtained in such country, it being agreed that recordable sales will be determined by Takeda on a [***] basis, provided that (a) transfer of any Licensed Product in connection with any indigent patient, Clinical Trial or any compassionate or named patient, charitable or humanitarian programs shall not be considered a First Commercial Sale where Licensed Product is sold for no more than the Selling Party’s fully burdened cost thereof, and (b) sale of a Licensed Product under this Agreement by a Selling Party to another Selling Party shall not be considered a First Commercial Sale unless such Selling Party is the end user of such Licensed Product and such sale results in a recordable Net Sale under Applicable Accounting Standards.
1.57“Force Majeure” has the meaning set forth in Section 11.9.
1.58“Governmental Authority” means any federal, national, foreign, supranational, state, provincial, county, local or other government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).
1.59“Hansoh” means, collectively, Hansoh (Shanghai) Healthtech Co., Ltd. or its successor or assignee under the Hansoh Agreement, any Affiliate of Hansoh (Shanghai)

Healthtech Co., Ltd. or such successor or assignee performing under the Hansoh Agreement and any sublicensee of any of them under the Hansoh Agreement.
1.60“Hansoh Agreement” means that certain License Agreement, dated as of December 12, 2021, under which Keros granted to Hansoh (Shanghai) Healthtech Co., Ltd. an exclusive license in respect of Licensed Compounds and Licensed Products in the Excluded Territory as amended through, and in effect on, the date of this Agreement and as may be amended from time to time in accordance with the terms hereof.
1.61“IFRS” has the meaning set forth in Section 1.9.
1.62“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
1.63“HSR Filing” means a filing by Takeda and Keros or their ultimate parent entities as that term is defined in the HSR Act with the Federal Trade Commission (“FTC”) and the Antitrust Division of the United States Department of Justice (“DOJ”) of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the transactions contemplated under this Agreement together with all required documentary attachments thereto.
1.64“ICH Guidelines” has the meaning set forth in Section 1.18.
1.65“Indemnified Party” has the meaning set forth in Section 10.3.
1.66“Indemnifying Party” has the meaning set forth in Section 10.3.
1.67“Indication” means a disease, condition, disorder or syndrome.
1.68“Interim Supply” has the meaning set forth in Section 4.2(b).
1.69“Invention” means any conception, discovery, invention, creation, improvement, or modification, whether or not patentable, including processes, methods, formulas, technical information, materials, compositions, formulas, skills, ideas, designs, drawings, procedures, biological materials, assays, compounds, techniques, computer software and documentation, specifications and data (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data), in written, electronic, or any other form, and all intellectual property rights in and to all of the foregoing, including all laboratory notebooks and other written materials containing or comprising the same.
1.70“Joint IP” means any and all Patent Rights and Know-How that is created, conceived, discovered, developed, generated or otherwise made jointly by or on behalf of Keros or its Affiliates or its or their (sub)licensees on the one hand and Takeda or its Affiliates or its or their (sub)licensees, on the other hand, under or in connection with this Agreement during the Term, whether or not patented or patentable.
1.71“Joint Know-How” means Know-How in Joint IP.
1.72“Joint Patent Rights” means Patent Rights in Joint IP.
1.73“JSC” has the meaning set forth in Section 3.1(a).
1.74“Keros” has the meaning set forth in the Preamble.
1.75“Keros CMOs” means [***].
1.76“Keros Contractor” means any Third Party providing services to Keros or its Affiliate in respect of the Development or Manufacturing of any Licensed Compound or Licensed Product.
1.77“Keros Copyright” means any copyright Controlled by Keros or any of its Affiliates as of the Effective Date or thereafter during the Term that relates to Licensed Compounds or Licensed Products, including any copyrights to Keros’s Publications, posters and other advertising materials.
1.78“Keros Indemnitee” has the meaning set forth in Section 10.2.
1.79“Keros Owned Patents” has the meaning set forth in Section 7.2(a).
1.80“Keros Prosecuted Patents” means (a) all Licensed Patent Rights in the Territory that Cover any Licensed Compound or Licensed Product and also Cover any other compound Controlled by Keros in addition to a Licensed Compound or a Licensed Product, and (b) all Licensed Patent Rights in the Excluded Territory. Keros Prosecuted Patents include those Patent Rights listed on Schedule 1.80 hereto, which may be amended by agreement of the Parties.
1.81“Know-How” means all technical information, know-how, data, inventions (including for clarity, Inventions), discoveries, trade secrets, specifications, instructions, processes, formulae, methods, protocols, expertise and other technology applicable to formulations, compositions or products or to their Manufacture, Development, registration, use or marketing or to methods of assaying or testing them, and all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, manufacturing, preclinical and clinical data relevant to any of the foregoing. For clarity, Know-How excludes Patent Rights.
1.82“Knowledge” means, with respect to a Party, the actual knowledge that any of the following has after performing reasonably diligent investigation: the chief executive officer; chief operating officer; executive vice president, senior vice president or vice president of research, intellectual property or regulatory affairs; the chief scientific officer; the internal patent counsel; the general counsel; or the chief medical officer; in each case, of such Party; or any personnel holding positions equivalent to such job titled (but only to the extent such positions exist at such Party).
1.83“Licensed Compound” means (a) the compound referred to as elritercept and KER-050, as more fully described on Exhibit A hereto[***].
1.84“Licensed IP” means all Patent Rights and Know-How that are Controlled by Keros or its Affiliates as of the Execution Date, between the Execution Date and the Effective Date, or during the Term that are necessary or reasonably useful for the Development, Manufacture, Commercialization or other Exploitation of one (1) or more Licensed Compounds or Licensed Products in the Field in the Territory, including those Patent Rights listed on Schedule 1.84(A) hereto, which Schedule may be amended by mutual written agreement of the Parties, but notwithstanding the foregoing, excluding Joint IP. Notwithstanding the foregoing, “Licensed IP” shall exclude the patents and patent applications listed on Schedule 1.84(B) hereto and any divisionals, continuations, reissues, or reexaminations thereof or any foreign counterparts thereto.
1.85“Licensed Know-How” means Know-How included in Licensed IP.
1.86“Licensed Patent Rights” means Patent Rights included in Licensed IP.
1.87“Licensed Product” means a therapeutic product containing or comprising a Licensed Compound (alone or in combination with one or more other active ingredients) in any form, presentation, formulation, dosage strength or mode of administration.
1.88“Licensed Product Mark” has the meaning set forth in Section 2.4(a).
1.89“Losses” has the meaning set forth in Section 10.1.
1.90[***]
1.91“Major EU Country” means any of [***].
1.92“Manufacture” or “Manufacturing” means any and all activities directed to manufacturing, processing, formulating, packaging, labeling, filling, finishing, assembly, quality assurance, quality control, testing, and release, shipping, or storage of any pharmaceutical or biologic product (or any components or process steps involving any product or any companion diagnostic), placebo, or comparator agent, as the case may be, including process development, qualification, and validation, scale-up, pre-clinical, clinical, and commercial manufacture and analytic development, product characterization, and stability testing.
1.93“Manufacturing Know-How” has the meaning set forth in Section 4.2(a).
1.94“Marks” means any and all trademarks, service marks, trade names, domain names, trade dress, taglines, company names, logos and similar designations, including unregistered and common-law rights in the foregoing, including the rights to any work product created in relation to development of the same, rights under registrations of and applications to register the foregoing, and all goodwill associated with any of the foregoing.
1.95[***]
1.96“MHLW” means the Japanese Ministry of Health, Labour and Welfare or any successor entity thereto.
1.97“MTTA” has the meaning set forth in Section 4.2(a).
1.98“Net Sales” means with respect to a Licensed Product, the gross amount invoiced in a country in the Territory by or on behalf of Takeda or its Affiliates or its or their Sublicensees (each of the foregoing Persons, a “Selling Party”) for the sale or other disposition of such Licensed Product in such country to Third Parties (including Third Party distributors), less the following deductions calculated in accordance with the Applicable Accounting Standards, [***], as set forth below:
a.    [***];
b.    [***];
c.    [***];
d.    [***];
e.    [***];
f.    [***];
g.    [***]; and
h.    [***].
Such amounts shall be determined from the books and records of the applicable Selling Party, maintained in accordance with Applicable Accounting Standards, consistently applied. Any of the items set forth above that would otherwise be deducted from the invoice price in the calculation of Net Sales, but which are separately charged to and paid by Third Parties shall not be deducted from the invoice price in the calculation of Net Sales.
If any Licensed Product is sold as a Combination Licensed Product, the Net Sales from the Combination Licensed Product, for the purposes of determining milestones or royalties under this Agreement, shall be determined by multiplying the Net Sales of the Combination Licensed Product during the applicable Calendar Quarter, by the fraction, A/(A+B), where A is the average amount billed or invoiced by the applicable Selling Party for the Licensed Product during such period when sold or performed separately from the other active component(s) in the Combination Licensed Product, and B is the average amount billed or invoiced by the applicable Selling Party for the Other Active Ingredient(s) during such period when sold or performed separately from the Licensed Product. If such average amount billed or invoiced cannot be determined for both the Licensed Product and all other active components included in the Combination Licensed Product, Net Sales for the purposes of determining milestones and royalties under this Agreement will be mutually agreed upon by the Parties based on the relative value contributed by each component.
In the case of any sale or other disposal for value, such as barter or counter-trade, of a Licensed Product, or part thereof, other than in an arm’s length transaction exclusively for cash, Net Sales shall be calculated as above on the value of the non-cash consideration received or the fair market price (if higher) of such Licensed Product in the country of sale or disposal, as determined in accordance with Applicable Accounting Standards.
Sales between or among Selling Parties shall be excluded from the computation of Net Sales unless such Selling Party is the end user of the Licensed Product, provided Net Sales shall include sales to the first Third Party (other than a Selling Party) thereafter by a Selling Party.
1.99“NMPA” means the China National Medical Licensed Products Administration, predecessor or any successor entity thereto, or any authorized local counterparts, agencies or quasi-government entities thereof.
1.100“Non-Bankrupt Party” has the meaning set forth in Section 11.10.
1.101“Non-Defaulting Party” has the meaning set forth in Section 9.2(c)(i)
1.102“Other Active Ingredient” means any component that provides pharmacological activity or other direct therapeutic effect or that therapeutically affects the structure or any function of the body, other than a Licensed Compound.
1.103“Party” and “Parties” has the meaning set forth in the Preamble.
1.104“Patent Committee” has the meaning set forth in Section 3.3(a).
1.105“Patent Rights” means the rights and interests in and to issued patents and pending patent applications (which, for purposes of this Agreement, include certificates of invention, applications for certificates of invention and priority rights) in any country or region, including all provisional applications, substitutions, continuations, continuations-in-part, continued prosecution applications including requests for continued examination, divisional applications and renewals, and all letters patent or certificates of invention granted thereon, and all reissues, reexaminations, extensions (including pediatric exclusivity patent extensions), term restorations, renewals, substitutions, confirmations, registrations, revalidations, revisions and additions of or to any of the foregoing, in each case, in any country.
1.106“Payments” has the meaning set forth in Section 5.12(b).
1.107“Person” means any individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency or a government.
1.108“Personal Information” means any information relating to an identified or identifiable natural person and includes any information that constitutes “personally identifiable information” or “personal data” within the meaning of Applicable Laws.
1.109“Pharmacovigilance Agreement” has the meaning set forth in Section 4.5.
1.110“PHSA” means the Public Health Service Act, as amended.
1.111“Product Infringement” has the meaning set forth in Section 8.6(a).
1.112“Product-Specific Patent” means any Licensed Patent Right in the Territory that solely Covers one or more Licensed Compounds or Licensed Products, including the Licensed Patent Rights set forth on Schedule 1.112, which Schedule may be amended by mutual written agreement of the Parties.
1.113“Prosecution and Maintenance” has the meaning set forth in Section 8.2(a). “Prosecute and Maintain” shall have a correlative meaning.
1.114“Publication” has the meaning set forth in Section 6.5.
1.115“Public Official” has the meaning set forth in Section 7.4(d).
1.116“Receiving Party” has the meaning set forth in Section 6.1.
1.117“Recipients” has the meaning set forth in Section 6.1.
1.118“Regulatory Approval” means with respect to a country, geographic region, extra-national territory, province, state or other regulatory jurisdiction, any and all approvals, licenses, registrations or authorizations of any Regulatory Authority necessary in order to commercially distribute, sell, manufacture, import, export or market a Licensed Product in such country, geographic region, extra-national territory, province, state or other regulatory jurisdiction (whether as an initial or accelerated approval or for a label expansion of the Licensed Product that was already approved), and including, where applicable, (a) any pricing and reimbursement approvals, (b) pre- and post-approval marketing authorizations (including any prerequisite manufacturing approval or authorization related thereto), and (c) labeling approvals.
1.119“Regulatory Authority” means, with respect to a particular country, geographic region, extra-national territory, province, state or other regulatory jurisdiction, any applicable Governmental Authority, including the FDA, the NMPA, the EMA, the European Commission and the MHLW, that holds responsibility for Development and Commercialization of, and the granting of Regulatory Approval for, a pharmaceutical product in such country, geographic region, extra-national territory, province, state or other regulatory jurisdiction.
1.120“Regulatory Correspondence” means any notifications received from any Regulatory Authority, any and all correspondence or communications from any Regulatory Authority, as well as meeting materials (including meeting minutes and records of any discussions (whether formal or informal)) with any Regulatory Authority, in each case, with respect to any Licensed Compound or Licensed Product.
1.121“Regulatory Exclusivity” means, with respect to a Licensed Product in a country, any marketing or data exclusivity rights, other than a Patent Right, granted, conferred, or afforded by any Regulatory Authority in such country or otherwise under Applicable Law that is conferred in connection with the first Regulatory Approval of such Licensed Product in such country, which either confers exclusive marketing rights with respect to a product or prevents another party from using or otherwise relying on the data supporting the approval of the first Regulatory Approval for a product without the prior written authorization of the Regulatory Approval holder, as applicable.
1.122“Regulatory Filings” means any filings, applications, submissions, dossiers, core data sheets, notifications and registrations made to any Regulatory Authority, including any and all meeting requests, responses to any questions and inquiries from any Regulatory Authority, briefing documents and proposed regulatory strategy submitted to any Regulatory Authority, in each case, with respect to any Licensed Compound or the Licensed Product.
1.123“Regulatory Filing Transfer Date” means, with respect to a particular country in the Territory, the date of completion of the transfer of the regulatory responsibilities, obligations and Regulatory Filings (including supporting data and documentation underlying such Regulatory Filings) in the Territory in respect of Licensed Compounds and Licensed Products to Takeda or Affiliate in accordance with the Regulatory Transition Plan.
1.124“Regulatory Transition Plan” means the transition plan to be agreed between the Parties in accordance with terms and conditions of the TSA regarding the transfer of regulatory responsibilities, obligations and Regulatory Filings (including supporting data and documentation underlying such Regulatory Filings), as well as transition of roles and responsibilities with respect to any ongoing clinical trial(s), in the Territory in respect of Licensed Compounds and Licensed Products to Takeda or Affiliate.
1.125“Representatives” means (a) with respect to Takeda, Takeda, its Affiliates, and each of their respective Sublicensees, officers, directors, employees, consultants, contractors and agents and (b) with respect to Keros, Keros, its Affiliates, and each of their respective officers, directors, employees, consultants, contractors and agents.
1.126“Royalty Monetization Notice” has the meaning set forth in Section 7.5(c)(i)
1.127“Royalty Monetization Period” has the meaning set forth in Section 7.5(c)(ii)
1.128“Royalty Monetization Transaction” has the meaning set forth in Section 7.5(a).
1.129“Royalty Report” has the meaning set forth in Section 5.5(c).
1.130“Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country or jurisdiction-by-jurisdiction basis, as applicable, the date of the First Commercial Sale of such Licensed Product in such country or jurisdiction until the latest of (a) the date on which no Valid Claim of a Licensed Patent Right Covers either (i) the composition of matter of the Licensed Compound in such jurisdiction or (ii) a method of use of a Licensed Product in the treatment of an approved Indication in such Licensed Product’s approved label in such jurisdiction, providing a basis for exclusivity in such jurisdiction; (b) ten (10) years from the date of the First Commercial Sale of such Licensed Product in such country or jurisdiction;

and (c) expiration of all Regulatory Exclusivity for such Licensed Product in such country or jurisdiction.
1.131“SEC” has the meaning set forth in Section 6.6(b).
1.132“Security Regulators” has the meaning set forth in Section 6.6(b).
1.133“Segregate” means, with respect to a Competing Program, to segregate the research, Development, Manufacturing, and Commercialization activities involved in or relating to such Competing Program from the Development, Manufacture, and Commercialization of Licensed Compounds and Licensed Products under this Agreement, including by ensuring that: (a) no personnel involved in performing the research, Development, Manufacturing or Commercialization, as applicable, involved in such Competing Program have access to non-public plans or non-public information relating to the Development, Manufacture or Commercialization of any Licensed Compound or any Licensed Product; and (b) Keros personnel that are performing or are otherwise involved in activities under this Agreement shall not simultaneously work on, or subsequently be assigned to work on, such Competing Program; provided that, in each case (clauses (a) and (b)), members of the Board of Directors and senior management personnel may review and evaluate plans and information regarding the research, Development, Manufacture and Commercialization of the applicable Competing Product solely in connection with monitoring the progress of products and to make portfolio decision-making among product opportunities.
1.134“Selling Party” has the meaning set forth in Section 1.98.
1.135“Sophisticated Company” means any entity that itself or through its Affiliates Develops and Commercializes therapeutic oncology products for human applications that has a fully diluted market capitalization of at least [***] as measured at the closing price on the last day of the preceding [***] during which the measurement is taken, or any Affiliate of such entity and that itself or through its Affiliates has or is conducting clinical Development of a late-staged product for oncology or is Commercializing a product for oncology.
1.136“Specified Indications” means [***].
1.137“Specified Matter” has the meaning set forth in [***].
1.138“Sublicense” means any agreement, however captioned and regardless of how the conveyances are referred to therein, in which Takeda directly or indirectly grants or otherwise conveys any of the rights licensed hereunder.
1.139“Sublicensee” means a Third Party that has entered into a Sublicense.
1.140“Takeda” has the meaning set forth in the Preamble.
1.141“Takeda Fiscal Year” means each successive period of twelve (12) months commencing on April 1 and ending on March 31; provided, that the first Takeda Fiscal Year of the Term shall begin on the Effective Date and end on March 31 of the then-current Takeda

Fiscal Year and the last Takeda Fiscal Year of the Term shall begin on the first day of such Takeda Fiscal Year and end on the last day of the Term.
1.142“Takeda Indemnitee” has the meaning set forth in Section 10.1.
1.143“Tax” or “Taxes” means any form of tax or taxation, levy, duty, charge, social security charge, contribution or withholding in the nature of a tax (including any related fine, penalty, surcharge or interest) imposed by, or payable to, any government, state or municipality, or any local, state, federal or other revenue or customs authority, body or official.
1.144“Term” has the meaning set forth in Section 9.1.
1.145“Terminated Country” and “Terminated Countries” has the meaning set forth in Section 9.2(b).
1.146“Territory” means worldwide, excluding the Excluded Territory.
1.147“Third Party” means any Person other than a Party or an Affiliate of a Party.
1.148“Third Party Acquisition” has the meaning set forth in Section 2.7(b).
1.149“TSA” means that certain Transitional Services Agreement entered into between the Parties as of the Execution Date, as the same may be amended from time to time in accordance with its terms.
1.150“United States” or “U.S.” means the United States of America and its territories and possessions.
1.151“USD” means United States dollars.
1.152“Valid Claim” means a claim of any (a) issued and unexpired Patent Right to the extent such claim (i) has not been subject to irretrievable lapse, abandonment, permanent revocation, dedication to the public or disclaimer, (ii) has not been held permanently revoked, invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a holding, finding or decision of a court, such holding, finding or decision being final and unappealable or unappealed within the time allowed for appeal and (iii) has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue (nor subject to ongoing reissue proceedings), re-examination or disclaimer or otherwise, or (b) a claim within a pending patent application that has not, in the country in question, been finally cancelled, finally rejected, withdrawn, expired or abandoned, without the opportunity for appeal, wherein said claim is being pursued in good faith and has not been pending for more than [***] from the earliest filing date to which such claim or the applicable patent application is entitled to claim priority and which claim has not been revoked, finally cancelled, finally rejected, withdrawn, held invalid, expired or abandoned without the opportunity for appeal; provided that, if a claim ceases to be a Valid Claim by reason of the foregoing clause (b), then such claim shall again be deemed a Valid Claim in the event and at the time such claim subsequently issues.
1.153“VAT” shall mean any sales, value added, goods and services, consumption or similar tax chargeable on the supply or deemed supply of goods or services under applicable legislation or regulation.
1.154“Withholding Taxes” has the meaning set forth in Section 5.12(b).
Article 2.
EXCLUSIVE LICENSES AND EXCLUSIVITY
2.1License Grants to Takeda.
(a)Subject to the terms and conditions of this Agreement, Keros hereby grants to Takeda an exclusive (even as to Keros and its Affiliates), royalty-bearing, sublicensable (through one or multiple tiers, solely in accordance with Section 2.9), non-transferable (except as provided in Section 11.2) license under, in and to, the Licensed IP and Joint IP to Develop, Manufacture, use, Commercialize and otherwise Exploit Licensed Compounds and Licensed Products in the Field in the Territory.
(b)Subject to the terms and conditions of this Agreement, Keros hereby grants Takeda a non-exclusive, royalty-bearing, sublicensable (through one or multiple tiers, solely in accordance with Section 2.9), non-transferable (except as provided in Section 11.2) license under the Licensed IP and Joint IP to (i) without limiting Keros’s obligation to discuss in good faith such activities with Hansoh and reasonably consider any comments of Hansoh in connection therewith under Section 2.1(b)(ii) of the Hansoh Agreement, conduct Development activities for Licensed Products (including components thereto) in the Excluded Territory solely for the purpose of obtaining or maintaining Regulatory Approval of Licensed Products in the Field in the Territory and (ii) Manufacture Licensed Products (including components thereto) in the Excluded Territory, solely for sale and use in the Territory.
(c)Subject to the terms and conditions of this Agreement, Keros hereby grants Takeda and its Affiliates a non-exclusive license, with the right to grant sublicenses (through one or multiple tiers, solely in accordance with Section 2.9), non-transferable (except as provided in Section 11.2), to use any Keros Copyrights in connection with the Exploitation of Licensed Compounds and Licensed Products in the Field in the Territory.
(d)For the avoidance of doubt, the licenses granted pursuant to this Section 2.1 include the right to Develop, Manufacture, Commercialize and otherwise Exploit the Licensed Compounds and Licensed Products as monotherapy and in combination with other products and technologies in the Field in the Territory.
(e)Anything to the contrary notwithstanding, (x) with respect to any Licensed Compound(s) (or Licensed Product(s) containing Licensed Compound(s)) that satisfy only part (c)(i) of the definition of “Licensed Compound,” “Field” shall mean only the treatment of the Specified Indications and any other Indication(s) in which Takeda has commenced Clinical Development of a compound referred to in clause (a) or clause (b) of the definition of “Licensed Compound” as of the time Takeda first provided notice to Keros of Takeda’s plan to Exploit such compound(s), and (y) with respect to any Licensed Compound(s) (or Licensed Product(s) containing Licensed Compound(s)) that satisfy part (c)(ii) of the definition of “Licensed Compound,” “Field” shall mean only [***].

(f)Keros hereby grants to Takeda a royalty-free, fully paid-up, non-exclusive, sublicensable (through one or multiple tiers, solely in accordance with Section 2.9), non-transferable (except if in connection with a transfer of this Agreement and except as provided in Section 11.2) sublicense under the rights granted to Keros by Lakepharma, Inc. (“Lakepharma”) pursuant to that Exclusive License Agreement by and between Keros and Lakepharma dated April 22, 2019, as amended as of June 2, 2023 (the “Lakepharma Agreement”) to use, sell, offer for sale or distribute Licensed Material (as defined in the Lakepharma Agreement) (i) in the Territory, to Develop, Manufacture, use, Commercialize and otherwise Exploit Licensed Compounds and Licensed Products in the Field in the Territory and (ii) in the Excluded Territory, to (A) without limiting Keros’s obligation to discuss in good faith such activities with Hansoh and reasonably consider any comments of Hansoh in connection therewith under Section 2.1(b)(ii) of the Hansoh Agreement, conduct Development activities for Licensed Products (including components thereto) solely for the purpose of obtaining or maintaining Regulatory Approval of Licensed Products in the Field in the Territory and (B) Manufacture Licensed Products (including components thereto), solely for sale and use in the Territory. Takeda hereby understands and expressly agrees that such sublicense shall be subject to the terms and conditions of the Lakepharma Agreement. Takeda may sublicense the right under this Section 2.1(f) provided that such sublicense will comply with all applicable obligations set forth in the Lakepharma Agreement. Following the Effective Date, Keros shall use Commercially Reasonable Efforts to amend the Lakepharma Agreement to [***]. Other than as contemplated in the immediately preceding sentence, Keros shall not amend or modify the Lakepharma Agreement without the prior written consent of Takeda (not to be unreasonably withheld, conditioned or delayed).
2.2Delivery of Licensed Know-How. Within [***] after the Effective Date or within any longer time period specified in Exhibit B hereto, as applicable, Keros shall transfer to Takeda all Licensed Know-How existing as of the Effective Date that is necessary or, to the extent requested by Takeda, reasonably useful, to Exploit Licensed Compounds and Licensed Products, including true and complete copies, in English, of all documentation and other records of the same (in electronic, downloadable or hard copy format as reasonably requested by Takeda), including as provided in Exhibit B hereof with respect to Manufacturing Know-How. As new Licensed Know-How is generated, Keros shall transfer to Takeda true and complete copies, in English, of such new Licensed Know-How within [***].
2.3Right of Reference. Keros hereby grants, and will cause its Affiliates and, subject to Section 3.4(a), its and their applicable licensees to grant, to Takeda, its Affiliates and their Sublicensees a “Right of Reference”, as that term is defined in 21 C.F.R. § 314.3(b) (or any analogous Applicable Law recognized outside of the United States) to (a) all clinical data generated by or on behalf of Keros or its Affiliates or, subject to Section 3.4(a), its or their applicable licensees, in respect of the Licensed Compound or any Licensed Product and (b) all regulatory materials included in Regulatory Filings and Regulatory Approvals Controlled by Keros or its Affiliates or, subject to Section 3.4(a), its or their applicable licensees, relating to the Licensed Compound or any Licensed Product. Keros shall provide a signed statement to this effect, if requested by Takeda, in accordance with 21 C.F.R § 314.50(g)(3) (or any analogous Applicable Law recognized outside of the United States). For the avoidance of doubt, Takeda or its Affiliate or Sublicensee shall also have the right to reference Licensed Know-How (including data comprising Licensed Know-How) included in publications by Keros or its Affiliates or, subject to Section 3.4(a), its or their applicable licensees, in Regulatory Filings in respect of

Licensed Compounds or Licensed Products and otherwise in connection with the Exploitation thereof.
2.4Branding; Licensed Product Marks.
(a)As between the Parties, Takeda shall select the Marks used or to be used in connection with Licensed Products in the Territory (“Licensed Product Marks”) and develop the brand, marketing and promotion strategy for all Licensed Products in the Territory. Takeda shall be the exclusive owner of and shall be solely responsible for applying for, searching, registering, maintaining and defending the registrations for Licensed Product Marks in the Territory, and all goodwill associated therewith will inure to the benefit of Takeda. After the Effective Date, Keros shall (i) not apply for any new Marks intended for use in connection with Licensed Products in the Territory without prior written consent from Takeda and (ii) be solely responsible, at its sole cost and expense, for maintaining and defending the registrations for any Marks Controlled by Keros or its Affiliate that are not assigned to Takeda pursuant to Section 2.4(b). Takeda shall bear all costs of applying for and maintaining registrations for the Licensed Product Marks obtained by or assigned to Takeda. Keros shall not, and shall ensure that its Affiliates and, subject to Section 3.4(a), its or their applicable licensees, do not, use, register, license or sublicense any of the Licensed Product Marks in the Excluded Territory, whether in connection with the Exploitation of a Licensed Compound or Licensed Product or otherwise.
(b)If requested by Takeda, Keros will promptly assign, or cause to be assigned, to Takeda or its Affiliate any Mark owned by Keros or its Affiliate and solely intended for use in connection with any Licensed Product for no additional consideration and shall take any actions necessary to effect and record such assignment under Applicable Law in each relevant jurisdiction. In addition, if and to the extent requested by Takeda, Keros (i) shall, and hereby does, grant to Takeda or its Affiliate or Sublicensee a sublicense under any rights Controlled by Keros or its Affiliate in any Mark used in the Exploitation of any Licensed Product in the Excluded Territory and (ii) at Takeda’s reasonable direction, and at Takeda’s sole cost and expense, shall exercise any option Keros or its Affiliate may from time to time have to obtain rights under any such Mark referred to in the preceding clause (i) for use in connection with the Exploitation of Licensed Products in all or part of the Territory; it being agreed that any sublicense contemplated by the foregoing clause (i) shall be an exclusive (even as to Keros and its Affiliates), sublicensable (through one or multiple tiers) license to use the applicable Mark(s) in connection with the marketing, sale or distribution of Licensed Products anywhere in the world solely for the purpose of Developing, Manufacturing, Commercializing or otherwise Exploiting Licensed Compounds and Licensed Products in the Field in the Territory or the applicable portion of the Territory specified by Takeda.
2.5No Other Rights. Except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by a Party to the other Party.
2.6Agreement Regarding Certain Indications. Takeda acknowledges that, as of the Execution Date, Keros is Clinically Developing other products for the treatment of pulmonary hypertension and [***]. [***] for so long as Keros, its Affiliate or a licensee, commercial partner or acquirer of Keros is Clinically Developing or Commercializing another product for the treatment of pulmonary hypertension or [***]; provided, however, in the case of a licensee or commercial partner, such Clinical Development or Commercialization in pulmonary hypertension or [***] is pursuant to a license to Patent Rights or Know-How Controlled by Keros or its Affiliate other than the Licensed IP. During the Term, Keros shall notify Takeda in writing within [***] of the termination or abandonment of Clinical

Development or Commercialization activities or plans for such activities for another product for the treatment of pulmonary hypertension or [***]; upon the receipt of such notice, Takeda shall be free to Exploit the Licensed Compounds and Licensed Products in all Indications.
2.7Non-Competition; Change of Control.
(a)During the Term, [***], [***], [***]; provided that Keros may, from time to time, [***], which request Takeda and Keros shall discuss in good faith for a period of [***], with such period to commence within [***] of Keros’ request unless otherwise mutually agreed upon. For the avoidance of doubt, [***], [***], [***]. For clarity and notwithstanding the foregoing, however, [***]. Keros shall promptly notify Takeda in writing upon Keros or its Affiliate determining that any compound [***]. For clarity, [***] shall be deemed to have ceased Exploiting a given compound and shall not be in breach of this Section 2.7(a) if they continue activities reasonably necessary to wind down existing Development and Manufacturing of such compound, provided that they do not initiate any new activities to Exploit such compound. Without limiting the foregoing, [***], [***].
(b)Notwithstanding Section 2.7(a), during the Term, if [***] acquires a Third Party or a portion of the business of a Third Party (whether by merger or acquisition of all or substantially all of the stock or assets of such Third Party or of any operating or business division of such Third Party or similar transaction) (a “Third Party Acquisition”) that is, prior to such acquisition, [***], then [***] shall not have the right to invoke the remedies for breach of Section 2.7(a) as a result of such Third Party Acquisition if Keros provides written notice to Takeda no later than [***] following the closing of such Third Party Acquisition that it elects to either [***]. If Keros fails to provide such written notice within such [***] period, then Keros shall be deemed to be in breach of Section 2.7(a). If Keros elects to [***], Keros shall (A) [***] within [***] after the closing of such Third Party Acquisition and (ii) [***] within [***] after the closing of such Third Party Acquisition. If Keros elects to [***], then Keros shall: [***]. Keros will keep Takeda reasonably informed of its efforts and progress in effecting such [***] or termination until Keros completes the same.
(c)Notwithstanding Section 2.7(a), during the Term, if Keros undergoes a Change of Control, Section 2.7(a) will not apply to the Acquirer; provided that (i) Keros will [***] and (ii) Keros will [***].
2.8Antitrust Filings; Effectiveness.
(a)Each of Takeda and Keros (as applicable in each case) agrees to prepare and make the Antitrust Filings relating to this Agreement and the transactions contemplated hereby as soon as reasonably practicable after the Execution Date (but no later than [***] after the Execution Date with respect to any HSR Filing), and Takeda shall bear the filing fees associated with any HSR Filing, but each Party shall otherwise bear its own costs in connection with the Antitrust Filings; provided, that if proposed changes to the applicable regulations under the HSR Act become effective between the Execution Date and the date of any HSR Filing, each of Takeda and Keros shall use its reasonable best efforts to make, or cause to be made, an appropriate filing pursuant to the HSR Act as promptly as reasonably practicable thereafter, and as promptly as practicable after the Execution Date. The Parties agree to cooperate in the antitrust clearance process and to furnish promptly to relevant Governmental Authorities, any information reasonably requested by them in connection with such filings or formal or informal inquiries. With respect to the Antitrust Filings, each of Takeda and Keros shall, to the extent practicable, and to the extent permitted by Applicable Laws: (i) promptly notify the other Party of any material communication to that Party from any Governmental Authority and discuss with and permit the other Party to review in advance any proposed written communication to any of the foregoing; (ii) not agree to participate in any substantive meeting or discussion with any Governmental Authority in respect of any filings, investigation or inquiry concerning this Agreement unless it consults with the other Party in advance and give the other Party the opportunity to attend and participate thereat; and (iii) furnish the other Party with copies of all correspondence and communications (and memoranda setting forth the substance thereof) between them and their Affiliates and their respective Representatives on the one hand, and any Governmental Authority or members of their respective staffs on the other hand, with respect to this Agreement. Keros and Takeda, as each deems advisable and necessary, may reasonably designate any competitively sensitive material to be provided to the other under this Section 2.8(a) as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside antitrust counsel of the recipient and shall not be disclosed by such outside counsel to employees, officers, or directors of the recipient Party unless express permission is obtained in advance from the source of the materials or the applicable Party’s legal counsel.
(b)In furtherance of obtaining the Antitrust Clearances, Keros and Takeda will use their respective Commercially Reasonable Efforts to resolve as promptly as practicable any objections that may be asserted with respect to this Agreement or the transactions contemplated by this Agreement under any antitrust, competition or trade regulatory law. In connection with obtaining such clearance from the FTC, the DOJ or any other Governmental Authority, Takeda and its Affiliates will not be required to (a) sell, divest (including through a license or a reversion of licensed or assigned rights), hold separate, transfer or dispose of any assets, operations, rights, product lines, businesses or interest therein of Takeda or any of its Affiliates (or consent to any of the foregoing actions); or (b) litigate or otherwise formally oppose any determination (whether judicial or administrative in nature) by a Governmental Authority seeking to impose any of the restrictions referenced in clause (a) above.
(c)Other than the provisions of this Section 2.8 and Sections 4.2(e), 4.3(e), 4.6, 4.7, 8.2(c), 9.2(a), 11.1, 11.2, 11.3, 11.4, 11.7, 11.8, 11.9, 11.11, 11.12, 11.13, 11.15, 11.16, 11.17, 11.18, 11.19, 11.20, 11.21, 11.22 and 11.23 and Articles 6 and 7, and all definitions necessary to give effect to the foregoing provisions, each of which shall each become effective on the Execution Date, the rights and obligations of the Parties under this Agreement shall not become effective until the Effective Date.
2.9Sublicensing Terms.  Subject to this Section 2.9, Takeda may grant sublicenses through multiple tiers under Section 2.1 to any Affiliate or Third Party.  Any such sublicense shall be in writing and be consistent with the terms of this Agreement.  Notwithstanding any sublicense, Takeda will remain primarily liable to Keros for the performance of all of Takeda’s obligations under, and Takeda’s compliance with, all provisions of this Agreement, and for the performance of all of the obligations of its Affiliates and Sublicensees as applicable and required under this Agreement.
2.10Retained Rights.  Subject to the terms and conditions of this Agreement, including Section 2.7 hereof, Keros and its Affiliates shall retain the right to practice the Licensed IP and Joint IP (a) in order to freely Exploit anywhere in the world and for any use any compound or product that is not a Licensed Compound or Licensed Product (including, for clarity, a Combination Licensed Product), and (b) in order to perform, or have performed by a

Third Party, any of Keros’ tech transfer-related contractual obligations to its licensee(s) pursuant to any agreement specific to the Excluded Territory.
Article 3.
GOVERNANCE
3.1Joint Steering Committee.
(a)Formation. Within [***] after the Effective Date, the Parties shall establish a joint steering committee (“JSC”). The JSC shall be composed of three (3) representatives designated by each Party. Each Party’s JSC representatives shall have appropriate technical credentials, experience, knowledge, and authority within such Party’s organization to fulfill the responsibilities of the JSC as set forth in Section 3.1(d). Each Party may replace any or all of its representatives on the JSC with individual(s) of appropriate credentials, experience and knowledge at any time upon written notice to the other Party. Additional representatives or consultants may from time to time, by mutual consent of the Parties (such consent not to be unreasonably withheld, conditioned or delayed), be invited to attend JSC meetings, subject to such representatives and consultants (or the representative’s or consultant’s employer) undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Article 6.
(b)JSC Chairperson. The JSC shall include one chairperson designated by Takeda. The chairperson’s responsibilities shall include convening, leading and presiding over JSC meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved; provided that, the chairperson may delegate some or all of his or her responsibilities to Takeda’s Alliance Manager or another JSC representative of Takeda, as appropriate.
(c)Meetings. The JSC shall meet in person or by teleconference or by videoconference at least [***] until First Commercial Sale of Licensed Product, and then [***] thereafter, or more or less frequently as Keros and Takeda deem appropriate or as reasonably requested by either Party, on such dates and at such times as the Parties shall agree; provided that the Parties shall endeavor to have the first meeting of the JSC within [***] after its establishment. Meetings of the JSC, when conducted in person, shall alternate between the Massachusetts offices of Keros and Takeda, or such other places as the Parties may agree. The members of the JSC also may convene or be consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. At least one representative from each Party must be present at a meeting of the JSC, subcommittee or working group, as applicable, to have a quorum.
(d)JSC Responsibilities. The JSC shall have the following responsibilities:
(i)review, discuss and comment on the status and progress of completing the activities contemplated by Section 2.2 and Section 4.2 and by the TSA;
(ii)review and approve the Regulatory Transition Plan, including any amendments or modifications thereto;
(iii)review, discuss and comment on the status and progress of completing the activities set forth in the Regulatory Transition Plan;
(iv)review, discuss and comment on the status and progress of completing the activities to be performed by Keros pursuant to the TSA, including the costs and expenses incurred by or on behalf of Keros in connection therewith, and any amendments or modifications thereto;
(v)facilitate the exchange of material Regulatory Filings and information regarding material interactions with Regulatory Authorities between the Parties pertaining to Licensed Compounds and Licensed Products inside and outside of the Territory;
(vi)facilitate the exchange of information regarding any significant issues concerning any serious adverse event or adverse event and safety issues for each Licensed Product inside and outside of the Territory in compliance with this Agreement and the Pharmacovigilance Agreement;
(vii)facilitate the exchange of information contemplated by Section 3.4(b);
(viii)review, discuss and comment on any Publications provided by either Party pursuant to Section 6.5;
(ix)establish and monitor any subcommittees or working group;
(x)perform such other duties or functions as are expressly assigned to the JSC under this Agreement;
(xi)consider and approve the dissolution of the JSC, when appropriate;
(xii)provide a forum for dispute resolution for any matters within the responsibility of the JSC;
(xiii)provide a forum for the Parties to discuss coordination of Takeda’s efforts with those of Keros’s licensee with respect to the Excluded Territory;
(xiv)provide a forum through which Takeda can update Keros regarding, and the Parties can discuss updates and status related to, Takeda’s Development, regulatory and Commercialization Plans and efforts; and
(xv)other topics as mutually agreed by the Parties.
(e)Decision-Making Authority. All decisions of the JSC shall be made by consensus in good faith, with each Party’s JSC representatives collectively having one vote on all matters brought before the JSC. If the JSC is unable to reach a consensus with respect to a dispute within [***] after such matter is brought before the JSC, then, if requested by either Party within such [***] period, the Parties will first escalate such matter to an executive officer from each Party for good faith discussion and resolution, and if no such resolution is reached within [***] after such request, [***].
(f)Limitation on JSC Authority. The JSC shall conduct its activities in good faith and shall not have the power to (i) determine any matter outside of its responsibility, (ii) amend or modify the Parties’ respective rights and obligations under this Agreement or otherwise alter the scope of the Agreement, (iii) waive or determine either Party’s compliance with the terms and conditions of this Agreement, or (iv) decide any issue in a manner that would conflict with the express terms and conditions of this Agreement.

(g)Expenses. Each Party shall be responsible for all costs and expenses for its representatives and consultants (if any) to attend meetings of, and otherwise participate in, the JSC, including all travel and related costs and expenses.
3.2Alliance Managers.
(a)Within [***] following the Effective Date, each Party shall appoint a representative (“Alliance Manager”) to act as a liaison between the Parties with respect to activities to be conducted pursuant to this Agreement. The Alliance Managers or their delegates shall: (a) serve as the primary points of contact for such Party regarding all activities contemplated under this Agreement, (b) facilitate the JSC in effective communication and decision-making in a timely manner, (c) facilitate the prompt resolution of any disputes, (d) undertake such other tasks as may be assigned by the JSC, and (e) schedule meetings of the JSC and any subcommittees or working group. Each Alliance Manager or its delegate shall attend each meeting of the JSC and any subcommittees or working group as a non-voting member; provided, however, that the absence of any one or more Alliance Managers or their delegates will not negatively impact a quorum that is otherwise satisfied. Each Alliance Manager or its delegate may bring any matter to the attention of the JSC or any subcommittee or working group where such Alliance Manager or delegate reasonably believes that such matter requires the attention of the JSC or such subcommittee or working group. Each Party may change its Alliance Manager at any time in its sole discretion with written notice to the other Party.
(b)[***] or its delegate will be responsible for (i) setting agendas for JSC meetings with solicited input from the chairperson and other JSC representatives and (ii) acting as secretary at each JSC meeting and preparing the draft minutes of such meeting. Within [***] after each such meeting, [***] or its delegate shall provide the draft minutes to the other Party’s Alliance Manager or its delegate for review and comment. [***] or its delegate shall reasonably consider all comments from the other Alliance Manager that are provided within [***]. [***] or its delegate shall prepare and submit revised minutes for approval after receipt of such comments or upon the expiration of such [***] comment period.
3.3Patent Committee.
(a)Within [***] after the Effective Date, the Parties shall establish a patent committee (the “Patent Committee”) to discuss and coordinate the Prosecution and Maintenance (or abandonment) of Keros Prosecuted Patents, Product-Specific Patents, and Joint Patent Rights, including Keros’s segregation of Licensed Patents as contemplated by Section 8.2(a), patent term extensions, supplementary protection certificates, pediatric exclusivities and any other extensions for, or Product Infringement Actions relating to Keros Prosecuted Patents, Product-Specific Patents, and Joint Patent Rights.
(b)The Patent Committee shall be composed of at least one (1) representative of each Party who is registered or licensed to practice patent law and is knowledgeable in the scientific and technological areas that are the subject of this Agreement. The Patent Committee shall meet in person or by teleconference or videoconference at least once per Calendar Quarter, or more or less frequently as the Patent Committee representatives deem appropriate or as reasonably requested by either Party, on such dates and at such times as the Parties shall agree. Meetings of the Patent Committee, when conducted in person, shall alternate between the Massachusetts offices of Keros and Takeda, or such other places as the Parties may agree. At least one representative from each Party must be present at a meeting of the Patent Committee to have a quorum. The first such meeting shall be within [***] after the Effective Date. Any member of the Patent Committee may designate a substitute representative with the qualifications set forth in this Section 3.3(b), to attend with prior written notice to the other Party. Ad hoc guests may represent a Party at any Patent Committee meeting, provided that they are subject to confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Article 6. Each Party may replace its representative on the Patent Committee with other of its or its Affiliate’s appointed representatives with the qualifications set forth in this Section 3.3(b) at any time upon written notice to the other Party.
(c)The Patent Committee shall have no decision making authority under this Agreement except as otherwise provided herein, and shall perform only those activities as are specifically delegated to it in this Agreement. Without limiting the generality of the foregoing, the Patent Committee shall have no power to amend, modify or waive compliance with this Agreement. The Patent Committee shall provide status updates to the JSC [***] as long as the JSC is in existence and, thereafter, directly to the Parties.
(d)The Patent Committee shall continue for the Term and, by mutual written agreement of the Parties, beyond the Term. At any time when the Patent Committee no longer exists, decisions to be made by the Patent Committee shall be made by the mutual written agreement of the Parties.
3.4Coordination Relative to the Excluded Territory.
(a)Takeda acknowledges that Keros has licensed to Hansoh certain rights in respect of certain Licensed Compounds in the Excluded Territory pursuant to the Hansoh Agreement. Prior to the Execution Date, Keros has provided to Takeda an unredacted copy of the Hansoh Agreement and Takeda has had the opportunity to review such copy. The Parties agree that, to the extent that any provision of this Agreement imposes obligations on Keros in respect of its licensees or relates to information or other assistance that Keros will only have access to from its licensees, such obligations, [***] will be deemed to require Keros to use Commercially Reasonable Efforts to [***]. In addition, and without limiting the foregoing, Keros agrees as follows:
(i)Right of Reference: If and to the extent requested by Takeda, Keros will exercise its rights [***].
(ii)Regulatory Cooperation: Keros shall (A) promptly provide to Takeda [***], if requested by Takeda, obtain and provide to Takeda English language summaries thereof, and consider in good faith any comments Takeda may have to such materials, (B) promptly [***].
(iii)Records and Data: Keros shall (A) if and to the extent requested by Takeda, exercise its rights under Sections 2.2 and 4.5 of the Hansoh Agreement to [***], (B) subject to entrance into the data protection agreement described in Section 4.6, obtain and provide to Takeda copies of all [***].
(iv)Pharmacovigilance: Keros will exercise its rights under [***].
(v)Parallel Imports: In the event that Takeda notifies Keros of any information suggesting actions inconsistent with [***], Keros shall take such steps as may be reasonably requested by Takeda to [***].
(vi)Publications: Keros will not consent to any [***] review period under Section 12.4 of the Hansoh Agreement].

(vii)Manufacturing in Excluded Territory:  If requested by Takeda, Keros shall use Commercially Reasonable Efforts to [***].
(viii)Amendments or Waivers: Keros will not agree to any amendment or modification of, or waive any of its rights under, the Hansoh Agreement to the extent that the same could reasonably be expected to impair any obligation of Keros under this Agreement or otherwise have an adverse and material impact on the Exploitation of Licensed Compounds or Licensed Products in the Territory, [***].
(b)Without limiting any other obligations of Keros hereunder in relation to the Excluded Territory, Keros [***] shall (a) provide the JSC with periodic reports of the activities it, its Affiliates, and its and their licensees have undertaken with regard to Exploiting Licensed Compounds and Licensed Products in the Excluded Territory, (b) reasonably promptly provide Takeda with copies of all materials received by Keros from its licensee(s) in the Excluded Territory in relation to the Exploitation of Licensed Compounds or Licensed Products in the Excluded Territory and (c) reasonably promptly notify Takeda in writing of any occurrence that Keros learns of relating to the Exploitation of a Licensed Compound or Licensed Product in the Excluded Territory that could reasonably be expected to have any material impact or effect on the Exploitation of Licensed Compounds or Licensed Products in the Territory, including any change in the Manufacturing process for any Licensed Compound or Licensed Product produced in the Excluded Territory or any results of any Clinical Trial or other study conducted in respect of a Licensed Compound or Licensed Product in the Excluded Territory provided to Keros. In addition, Keros [***] shall submit to the JSC an annual, high level plan of the activities intended to be undertaken with respect to Developing, Manufacturing and Commercializing the Licensed Compounds and Licensed Products in the Excluded Territory in the following Calendar Year. Each such report and plan will be provided to the JSC annually no later than [***]. [***]
(c)Keros shall not, and shall ensure that its Affiliates and, subject to Section 3.4(a), its and their licensees in the Excluded Territory do not, sell or transfer any Licensed Product to Persons in the Territory or to any distributor, other intermediary or other Third Party if there is a reasonable basis to believe that such distributor, intermediary or other Third Party is likely, directly or indirectly, to sell such Licensed Product in the Territory. If Keros becomes aware that any of its licensees in the Excluded Territory, or any other Third Party (other than a Sublicensee), is, directly or indirectly, selling Licensed Products in the Territory, it shall (a) immediately notify Takeda in writing, providing all known details thereof and (b) exercise all legal rights and remedies available to it pursuant to law, in equity, or pursuant to contract (including enforcing contractual obligations exercising rights to terminate licenses) to stop such sales in the Territory as soon as possible.
(d)During the Term, Keros shall promptly provide to Takeda (i) any and all draft Regulatory Filings with, and material Regulatory Correspondence on the part of Keros or its Affiliate or, subject to Section 3.4(a), its or their licensees, to, any Regulatory Authority in the Excluded Territory concerning a Licensed Compound or Licensed Product in English (or include certified English translations if reasonably requested by Takeda) and (ii) any and all final Regulatory Filings with, and material Regulatory Correspondence on the part of Keros or its Affiliate to, any Regulatory Authority in the Excluded Territory concerning a Licensed Compound or Licensed Product in English (or include certified English translations if reasonably requested by Takeda). Takeda shall have the right to review, discuss and comment on the foregoing drafts in clause (i) prior to finalization or submission and will be given sufficient time (but in any event at least [***]) to provide such comments unless timelines explicitly required by a Regulatory Authority necessitates a shorter comment period. Keros shall consider any reasonable comments received from Takeda in good faith.
Article 4.
DEVELOPMENT, REGULATORY, MANUFACTURING AND COMMERCIALIZATION
4.1Responsibility for Exploitation.Subject to the terms and conditions of this Agreement (including the diligence obligations set forth in Section 4.8), and except to the extent that the JSC delegates, with Keros’ prior written consent, any responsibilities relating to Development to Keros, Takeda shall have the sole responsibility and decision-making authority with respect to all activities related to the Exploitation of any Licensed Compound or Licensed Product in the Field in the Territory. Takeda will bear its own costs and expenses in connection with the Exploitation of the Licensed Compound and Licensed Products in accordance with the foregoing and shall reimburse Keros’s out-of-pocket costs and expenses in connection with any delegated Development activities it agrees to undertake in accordance with the foregoing.
4.2Transition and Interim Manufacturing.
(a)If requested by Takeda within the [***] following the Effective Date, the Parties will negotiate in good faith and finalize a Manufacturing Technology Transfer Agreement (a “MTTA”) pursuant to which Keros will transfer, or will have transferred from the Keros CMOs, to one or more CMOs designated by Takeda the Licensed Know-How and materials that are necessary or useful to Manufacture the Licensed Compounds and Licensed Products in the Territory (the “Manufacturing Know-How”) on customary terms and conditions. Such MTTA will provide that such transfer of the Manufacturing Know-How will be effected at Takeda’s sole cost. If visits of Keros’s representatives to Takeda’s or its designee’s facilities are necessary or reasonably useful and requested by Takeda for purposes of transferring, using and Exploiting the Manufacturing Know-How, or for purposes of Takeda or its designee acquiring requisite expertise on the practical application of such Manufacturing Know-How, Keros shall send appropriate representatives to Takeda’s or its designee’s facilities and provide such assistance as necessary or reasonably useful and requested by Takeda, the foregoing to be further detailed in the MTTA.
(b)Until Takeda is able to establish direct supply arrangements with the Keros CMOs and/or other Keros Contractors, in each case, to Manufacture and supply sufficient quantities of Licensed Compound and Licensed Products to fully support Takeda’s Development activities in the Field in the Territory under this Agreement, Keros will (i) subject to and in accordance with the terms of Exhibit C hereto, use its reasonable best efforts to supply Licensed Compound and Licensed Products to support Takeda’s Development activities in the Field in the Territory under this Agreement (“Interim Supply”) and (ii) if requested by Takeda, will promptly negotiate and enter into a Clinical Supply Agreement containing the terms set forth on Exhibit C hereto and such other terms as the Parties may agree to.
(c)If and to the extent requested by Takeda in its sole discretion, Keros will use its Commercially Reasonable Efforts to assign to Takeda or its designee Keros’s rights under its applicable agreements with Keros CMOs and/or other Keros Contractors that relate solely to the Licensed Compounds or License Products pursuant to one or more customary assignment and assumption agreement(s); provided, however, that, without limiting Section 4.2(d), in no event shall Takeda or its designee assume any liability or expenses under any such agreements relating to the period prior to the effective date of such assignment. If Takeda does not elect to have such agreements assigned to Takeda, then Keros will, to the extent reasonably requested by Takeda, assist Takeda or its designee in negotiating new supply agreements between Takeda or its designee and the applicable Keros Contractor(s).
(d)Within [***] after the Effective Date, Keros shall provide Takeda with a written invoice for the portion of any prepaid expenses contemplated on Schedule 4.2(d) hereof, solely to the extent the same (i) are directly attributable to the Exploitation of the Licensed Compound in the Territory, (ii) do not relate to activities that have been performed, services rendered, or goods supplied prior to the Execution Date. Takeda shall pay such expenses within [***] after receipt of such invoice.
(e)Following the Execution Date, subject to Applicable Laws, Keros will use Commercially Reasonable Efforts (including by exercising all applicable rights it has under its agreements with the applicable Keros CMOs) to reserve [***] and a total of [***]. In addition, from and after the Execution Date, with the exception of up to [***].
4.3Responsibility for Regulatory Interactions.
(a)The following shall apply with respect to each country within the Territory in which Keros or its Affiliate has made, or makes (in accordance with the Regulatory Transition Plan), one or more Regulatory Filings, during the period from and after the Effective Date and until the Regulatory Filing Transfer Date for such country in the Territory:
(i)Keros shall coordinate all Regulatory Filings and Regulatory Correspondence on the part of Keros or its Affiliate with respect to any Licensed Compound or Licensed Product in the Field in such country, acting in accordance with Takeda’s directions to the extent such instructions do not conflict with Applicable Laws. Takeda will have the sole right to select the attendees at any meetings with applicable Regulatory Authorities relating to such Regulatory Filings or otherwise relating to a Licensed Compound or Licensed Products to the extent permitted by the applicable Regulatory Authority; provided, that Takeda will consult with Keros in good faith regarding Takeda’s selection of attendees at such meetings and, so long as Keros is the sponsor of the applicable Regulatory Filing, Keros will be permitted to have at least one (1) Representative in attendance at each such meeting.
(ii)Without limiting the foregoing clause (i), Keros shall promptly (within no more than [***]) share with Takeda representatives in a format reasonably requested by Takeda and notify Takeda in writing of (A) any Regulatory Correspondence received from any Regulatory Authorities concerning a Licensed Compound or Licensed Product and (B) any and all regulatory action taken by any Regulatory Authority with respect to any activity by or on behalf of Keros, its Affiliate or its subcontractors or any notice received concerning a Regulatory Authority’s intent to take any such action concerning the Licensed Compound or Licensed Product. Takeda shall have the right to request a meeting with Keros to discuss and comment on any Regulatory Correspondence received and Keros shall consider any comments received from Takeda in good faith.
(iii)Without limiting the foregoing clause (i), Keros shall promptly provide to Takeda (A) any and all draft Regulatory Filings with, and Regulatory Correspondence on the part of Keros or its Affiliate to, any Regulatory Authority concerning a Licensed Compound or Licensed Product, and (B) any and all final Regulatory Filings with, and Regulatory Correspondence on the part of Keros or its Affiliate to, any Regulatory Authority concerning a Licensed Compound or Licensed Product. Takeda shall have the right to review, discuss and comment on the foregoing drafts in clause (A) prior to finalization or submission and will be given sufficient time (but in any event at least [***]) to provide such comments unless timelines explicitly required by a Regulatory Authority necessitates a shorter comment period. Keros shall consider and incorporate any comments received from Takeda in good faith unless inconsistent with Applicable Law.
(b)From and after the Regulatory Filing Transfer Date for each country in the Territory, at Takeda’s sole cost and expense, Takeda will coordinate all communications with applicable Regulatory Authorities with respect to Licensed Compounds and Licensed Products in the Field in such country, including all Regulatory Filings and Regulatory Correspondence. Upon the written request of Takeda, Keros shall make its representatives having suitable experience available to participate in meetings (or portions of meetings pertaining to Licensed Compounds or Licensed Products) with applicable Regulatory Authorities relating to Regulatory Filings and Regulatory Correspondence in the Territory.
(c)Each Party shall keep the JSC reasonably informed regarding the status and progress of its activities conducted pursuant to this Section 4.3.
(d)During the Term, Keros shall promptly (within no more than [***]) share with Takeda representatives in a format reasonably requested by Takeda and notify Takeda in writing of, in each case in the Excluded Territory, (A) any Regulatory Correspondence received from any Regulatory Authorities concerning Licensed Compounds or Licensed Products and (B) any and all regulatory action taken by any Regulatory Authority with respect to any activity by or on behalf of Keros, its Affiliate, subject to Section 3.4(a), its or their licensees, or its or their subcontractors, or any notice received concerning a Regulatory Authority’s intent to take any such action concerning a Licensed Compound or Licensed Product. Takeda shall have the right to request a meeting with Keros to discuss and comment on the Regulatory Correspondence received and Keros shall consider any reasonable comments received from Takeda in good faith.
(e)On and after the Execution Date until the Effective Date, Keros shall promptly provide to Takeda (A) any and all draft Regulatory Filings with, and Regulatory Correspondence on the part of Keros or its Affiliate to, any Regulatory Authority concerning a Licensed Compound or Licensed Product, and (B) any and all final Regulatory Filings with, and Regulatory Correspondence on the part of Keros or its Affiliate to, any Regulatory Authority concerning a Licensed Compound or Licensed Product. Takeda shall have the right to review, discuss and comment on the foregoing drafts in clause (A) prior to finalization or submission and will be given sufficient time (but in any event at least [***]) to provide such comments unless timelines explicitly required by a Regulatory Authority necessitates a shorter comment period. Keros shall consider any reasonable comments received from Takeda in good faith. In addition, on and after the Execution Date until the Effective Date, Keros will notify Takeda of any comments or other Regulatory Correspondence from any Regulatory Authority in the Territory relating to Licensed Compounds and/or any Licensed Products as soon as practicable and in any event within [***] of such receipt and will provide Takeda with copies thereof promptly after its receipt.
4.4Regulatory Cooperation. Keros shall provide reasonably requested assistance to Takeda to assist Takeda in exercising its rights under Section 4.3, and will otherwise cooperate with Takeda with respect to Takeda’s Regulatory Filings and Regulatory Correspondence in the Territory and efforts to obtain and maintain Regulatory Approvals for, Licensed Products in the Territory. If a Regulatory Authority desires to conduct an inspection or audit of Keros’s or its Affiliate’s, licensee’s or contract service provider’s facility with regard to a Licensed Compound or Licensed Product, Keros shall promptly notify Takeda and, to the extent that such facility is not a facility of Keros or a Keros Affiliate, Keros will use Commercially Reasonable Efforts to seek to permit representatives of Takeda to observe such Regulatory Authority’s inspection or audit at such facility, including by exercising any contractual rights Keros or its Affiliate has to require the same.
4.5Pharmacovigilance; Adverse Event Reporting. Within [***] after the Effective Date, the Parties shall use good faith efforts to define and finalize the responsibilities of the Parties with respect to safety information to protect patients and promote their well-being in connection with the use of Licensed Compounds and Licensed Products inside and outside of the Territory. These responsibilities shall include mutually acceptable guidelines and procedures for the receipt, investigation, recordation, communication, and exchange (including directly between Takeda and any licensee of Keros with respect to the Excluded Territory) and regulatory submission of serious adverse event and adverse event reports, exposure during pregnancy reports, and any other information concerning the safety of any Licensed Compound or Licensed Product. Such guidelines and procedures shall (a) be in accordance with, and enable the Parties and their Affiliates to fulfill, local and international regulatory reporting obligations to Governmental Authorities and (b) be consistent with relevant ICH Guidelines, except where said guidelines conflict with existing local regulatory safety reporting requirements, in which case local reporting requirements shall prevail. All such agreed responsibilities, guidelines and procedures shall be set forth in a written agreement to be negotiated and executed by the Parties (such agreement, the “Pharmacovigilance Agreement”). During the period prior to the execution of the Pharmacovigilance Agreement, subject to entrance into the data protection agreement described in Section 4.6, Keros shall provide and, subject to Section 3.4(a), cause its applicable licensees to provide, directly to Takeda any information of which it becomes aware concerning adverse event or safety issues relating to any Licensed Compound or Licensed Product. As between the Parties, Takeda shall maintain and will be the recognized holder of a safety database for adverse event reports related to any Licensed Compound or Licensed Product received by either Party relating to the Territory. Takeda will respond to safety inquiries regarding Licensed Products in the Field in all countries and territories in the Territory and Keros or its licensee will respond to safety inquiries regarding Licensed Compounds or Licensed Products in the Excluded Territory. Neither Party shall unreasonably withhold or delay their approval of such Pharmacovigilance Agreement. In the event of a conflict between any of the provisions of the Pharmacovigilance Agreement and this Agreement in matters of business, financial, or legal nature, the terms of this Agreement shall prevail. For matters of pharmacovigilance, the terms of the Pharmacovigilance Agreement shall prevail.
4.6Data Protection Agreement. Promptly after the Execution Date, the Parties will enter into a customary data protection agreement reasonably acceptable to both Parties that will ensure compliance with Data Protection Requirements and contain appropriate provisions in respect of sharing of such data between the Parties.
4.7Development Records. As of and after the Execution Date, Keros shall maintain, or ensure it has the ability to readily access, reasonably complete, current and accurate records of all Development activities conducted by or on behalf of Keros, its Affiliates, subject to Section 3.4(a), its and their licensees, and its and their subcontractors, (i) at any time related to elritercept (KER-050) or, (ii) at any time after the Execution Date related to any Licensed Compound or Licensed Product and, in each case (clause (i) and (ii)) all data and other information resulting from such activities, in each case in accordance with all Applicable Laws. Such records will be in English (or include certified English translations if reasonably requested by Takeda, at Takeda’s sole expense) and shall fully and properly reflect all work done and results achieved by or on behalf of Keros, its Affiliates, subject to Section 3.4(a), its and their licensees, and its and their subcontractors in the performance of Development activities (i) at any time related to elritercept (KER-050) or, (ii) at any time after the Execution Date related to any Licensed Compound or Licensed Product and, in each case (clause (i) and (ii)), in good scientific manner appropriate for regulatory and patent purposes. Keros shall document all Clinical Trials of any Licensed Product in formal written study reports in accordance with Applicable Laws and national and international guidelines (e.g., cGCP, cGLP and cGMP). Keros shall, or shall cause its Affiliates and subcontractors to, routinely update the virtual data room created in connection with the transactions contemplated by this Agreement with downloadable copies of such records (in any event within the same Calendar Quarter in which such Development records were generated or made available to Keros).
4.8Diligence.During the Term, Takeda shall use Commercially Reasonable Efforts to [***].
Article 5.
FINANCIAL PROVISIONS
5.1Upfront Payment. Within [***] after the Effective Date, Keros will provide Takeda with an invoice for a one-time payment in the amount of Two Hundred Million Dollars ($200,000,000) (the “Upfront Payment”) and Takeda will pay Keros the Upfront Payment within [***] after Takeda’s receipt of such invoice.
5.2Development Milestone Payments. Takeda will make one-time milestone payments (each, a “Development Milestone Payment”) to Keros following the first occurrence of each of the development milestone events set forth below in this Section 5.2 in respect of a Licensed Product in the Field in the Territory by or on behalf of Takeda, its Affiliates or its or their Sublicensees (each, a “Development Milestone Event”). Takeda will, as promptly as reasonably practicable, but in no event later than [***] after Takeda confirms the achievement of a Development Milestone Event, notify Keros in writing that such Development Milestone Event has occurred, and Keros will provide Takeda with an invoice related to the respective Development Milestone Payment. Each of the Development Milestone Payments will be payable to Keros by Takeda within [***] of receipt of the corresponding invoice. The maximum amount payable by Takeda under this Section 5.2 if all Development Milestone Events occur (regardless of the number of times they occur or the number of Licensed Products that trigger them) is [***].

Development Milestone Event	Milestone Payment Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For clarity, the Development Milestone Payments set forth in this Section 5.2 may be reduced pursuant to Section 5.6, Section 5.11 and/or Section 8.8.
5.3Approval and Commercial Milestones. Takeda will make a one-time milestone payment (each, an “Approval/Commercial Milestone Payment”) to Keros following the occurrence of each of the milestone events (each, an “Approval/Commercial Milestone Event”) set forth below in this Section 5.3. Takeda will, as promptly as reasonably practicable, but in no event later than [***] after Takeda confirms the achievement of an Approval/Commercial Milestone Event, notify Keros in writing that such Approval/Commercial Milestone Event has occurred, and Keros will provide Takeda with an invoice related to the respective Approval/Commercial Milestone Payment. Each of the Approval/Commercial Milestone Payments will be payable to Keros by Takeda within [***] of receipt of the corresponding invoice. The maximum amount payable by Takeda under this Section 5.3 if all Approval/Commercial Milestone Events occur (regardless of the number of times they occur or the number of Licensed Products that trigger them) is [***].

Approval/Commercial Milestone	Milestone Payment Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For clarity, the Approval/Commercial Milestone Payments set forth in this Section 5.3 may be reduced pursuant to Section 5.6, Section 5.11 and/or Section 8.8.
5.4Sales Milestones. Takeda will make a one-time milestone payment (each, an “Sales Milestone Payment”) to Keros after Takeda’s confirmation of the occurrence of each of the milestone events (each, a “Sales Milestone Event”) set forth below in this Section 5.4. For the avoidance of doubt, each of the Sales Milestone Payments set forth below will be payable only one time for the first [***] in which the corresponding Sales Milestone Event is achieved, provided that, if more than one Sales Milestone Event is achieved in a single [***], each of the payments for the Sales Milestone Events achieved in such [***] will be paid. Takeda will, as promptly as reasonably practicable, but in no event later than [***] after Takeda confirms the achievement of a Sales Milestone Event, notify Keros in writing that such Sales Milestone Event has occurred. Each Sales Milestone Payment will be invoiced by Keros within [***] of the end of the Calendar Quarter in which such Sales Milestone Event is achieved by Takeda. The corresponding Sales Milestone Payment will be payable to Keros by Takeda within [***] of receipt of the corresponding invoice. The maximum amount payable by Takeda under this Section 5.4 if all Sales Milestone Events occur (regardless of the number of times they occur or the number of Licensed Products that trigger them) is [***].

Sales Milestone	Milestone Payment Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For clarity, the Sales Milestone Payments set forth in this Section 5.4 may be reduced pursuant to Section 5.6, Section 5.11 and/or Section 8.8.
5.5Royalties.
(a)During the applicable Royalty Term for a given Licensed Product, Takeda shall pay to Keros a royalty on increments of annual Net Sales of such Licensed Product in the Territory (excluding Net Sales of such Licensed Product in any country or other jurisdiction in the Territory for which the Royalty Term for such Licensed Product in such country or other jurisdiction has expired) during each Calendar Year at the following rates; provided, however, that Licensed Products shall only be deemed to be different for purposes of this Section 5.5(a) to the extent that the Licensed Compounds comprising such respective Licensed Products are different amino acid sequences:

Increments of Annual Net Sales of a Licensed Product in a Calendar Year	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b)Adjustments to Royalties. Notwithstanding the foregoing:
(i)If a Licensed Product is sold in a country and is not Covered by a Valid Claim of a Licensed Patent Right that is either (i) the composition of matter of the Licensed Compound in such country or (ii) a method of use of a Licensed Product in the treatment of an approved Indication in such Licensed Product’s approved label in such country, providing a basis for exclusivity in such country, then, subject to Section 5.7, the royalties owing on Net Sales of such Licensed Product in such country shall be reduced by [***].
(ii)On a Licensed Product-by-Licensed Product and country-by-country basis, following the Regulatory Approval of one or more Biosimilar Products with respect to such Licensed Product in such country and when all such Biosimilar Products achieve [***] of the combined sales of Licensed Product and all Biosimilar Products in such country, then, subject to Section 5.7, the royalties owing on Net Sales of such Licensed Product in such country shall be reduced by [***].
(iii)If a Licensed Product is designated as a “selected drug” by the Secretary of the U.S. Department of Health and Human Services under the Inflation Reduction Act, and a Selling Party is required to negotiate a maximum fair price that will apply to sales of such Licensed Product during the price applicability period as specified in the Inflation Reduction Act, then, for so long as such Licensed Product remains subject to the Inflation Reduction Act and a maximum fair price, the royalties owing on Net Sales of such Licensed Product in the United States shall be reduced by [***].
(iv)For clarity, the royalties payable hereunder may be reduced pursuant to and to the extent permitted under Section 5.6, Section 5.11 and/or Section 8.8.
(c)Royalty Reports. Takeda shall calculate all amounts payable to Keros pursuant to this Section 5.5 at the end of each Calendar Quarter. Takeda shall provide to Keros, within [***] after the end of such Calendar Quarter, a statement of the amount of Net Sales of the Licensed Products in each country or other jurisdiction in the Territory during the applicable

Calendar Quarter and a calculation of the amount of royalty payment due on such Net Sales for such Calendar Quarter (the “Royalty Report”) and, following receipt of such Royalty Report, Keros will be entitled to submit to Takeda an invoice for the royalty payment amount set forth in such Royalty Report, and Takeda will pay such invoiced amount within [***] of receipt of such invoice.
5.6Third Party Licenses. If Takeda, its Affiliate or Sublicensee obtains a license or other right under any Patent Right or Know-How of one or more Third Parties, which Patent Right or Know-How is necessary in order to Exploit any Licensed Compound or Licensed Product in a country or other jurisdiction in the Territory in the Field without infringing such Patent Rights or misappropriating such Know-How (each such Third Party license or other right being referred to herein as an “Acquired Third Party License”), then, subject to Section 5.7, any royalty or milestone payment otherwise payable to Keros under this Agreement will be reduced by [***]; provided, however, that (a) if such Acquired Third Party License is obtained as a result of a matter described in Part A of the definition of Specified Matter [***] then Takeda will be entitled to reduce any royalty or milestone payment otherwise payable to Keros under this Agreement by [***] and such reduction shall not be subject to Section 5.7, and (b) if such Acquired Third Party License is obtained as a result of a matter described in Part B of the definition of Specified Matter [***] then Takeda will be entitled to reduce any royalty or milestone payment otherwise payable to Keros under this Agreement by [***], with such reduction subject to Section 5.7. For the avoidance of doubt, as between the Parties, any determination of whether or not to obtain any Acquired Third Party License shall be made by Takeda in its sole discretion in accordance with Section 8.5(f), provided, however, that in the case of any Specified Matter Takeda shall reasonably consult with, and in good faith consider the comments of, Keros, prior to and in connection with Takeda’s efforts to obtain any Acquired Third Party License.
5.7Floor. Notwithstanding anything herein to the contrary, under no circumstances will the application of the provisions of Section 5.5(b) or, except as provided therein, Section 5.6 or Section 8.8, individually or in the aggregate, result in a reduction of the royalties owing pursuant to Section 5.5(a) in respect of any Calendar Quarter, or any milestone payment, to an amount that is less than [***] of the royalties or milestone that would otherwise have been payable without any reductions pursuant to Section 5.5(b), Section 5.6 or Section 8.8; provided, however, that (a) Takeda may [***] and (b) Takeda may [***]. In the event that Takeda is permitted to reduce any milestone payment or royalty payment on one or more bases that are subject to the [***] limitation contemplated by this Section 5.7 (each a “Limited Offset”) and on the basis of a reduction contemplated by Section 5.6 or Section 8.8 that is not subject to such [***] limitation (an “Unlimited Offset”), then such Unlimited Offset shall be applied first and any Limited Offsets shall be applied second, but only to the extent that such milestone or royalty payment has not reduced such milestone payment or royalty payment by [***].
5.8Record Keeping. Takeda shall, and shall cause its Affiliates and its and their Sublicensees to, maintain complete and accurate books and accounts of record in connection with the sale of Licensed Products, including records of gross invoiced sales, Net Sales, exchange rates and royalty payments (collectively, the “Financial Records”), in accordance with the Applicable Accounting Standards and in sufficient detail to permit accurate determination of all figures necessary for verification of royalties and commercial or sales milestone payments to be made by Takeda under this Article 5. Takeda and its Affiliates shall maintain such records for a period of at least [***] after the end of the Calendar Quarter in which they are generated.
5.9Audits. Upon [***] prior written notice from Keros, Takeda will permit an independent certified public accounting firm of internationally recognized standing selected by

Keros and reasonably acceptable to Takeda, to examine, at Keros’s sole expense, the relevant Financial Records of Takeda and its Affiliates as may be reasonably necessary to verify the amounts reported by Takeda in accordance with Section 5.5(c) and the royalties and commercial or sales milestone payments made by Takeda in accordance with this Article 5. Such accounting firm shall be required to enter into Takeda’s standard confidentiality agreement to protect the confidentiality of such Financial Records, but shall be permitted to provide Keros with a copy of the final written report issued following completion of the audit. Keros shall be entitled to conduct an audit in accordance with this Section 5.9 not more than once in any Calendar Year and such audit shall be limited to the pertinent Financial Records from any Calendar Year ending not more than [***] to the date of the request. The accounting firm shall be provided access to such Financial Records at Takeda’s facility(ies) where such Financial Records are normally kept, and such audit shall be conducted during Takeda’s normal business hours. Upon completion of the audit, the accounting firm shall provide both Parties with a written report disclosing any discrepancies in the report submitted by Takeda or payments made by Takeda, if an, and in each case, the specific details concerning such discrepancies. Any information provided by Takeda to the accounting firm and the written report of the accounting firm shall be the Confidential Information of Takeda.
5.10Underpayment/Overpayment. If a report of an independent public accounting firm submitted to the Parties in accordance with Section 5.9 shows any underpayment of royalties or commercial or sales milestone payments due under this Article 5, Takeda shall remit to Keros within [***] after receipt of such report by Takeda (a) the amount of such underpayment plus interest (as set forth in Section 5.16) and (b) if such underpayment exceeds [***] of the total amount owed to Keros for the Calendar Year then being audited, Takeda shall bear the reasonable fees and expenses of such independent public accounting firm in performing such audit, subject to reasonable substantiation thereof. If such independent public accounting firm’s written report shows any overpayment of royalties or commercial or sales milestone payments due under this Article 5, at Takeda’s election, Takeda shall receive a credit equal to such overpayment against the royalties or commercial or sales milestone due under this Article 5 otherwise payable to Keros or Keros shall, pay to Takeda an amount equal to such overpayment. Takeda will provide Keros with an invoice related to such overpayment, which will be payable to Takeda by Keros within [***] of receipt of the invoice.
5.11[***]
5.12Taxes.
(a)Cooperation and Coordination. The Parties acknowledge and agree that it is their mutual objective and intent to appropriately minimize, to the extent feasible and legal, Taxes payable with respect to their collaborative efforts under this Agreement and that they shall use all Commercially Reasonable Efforts to cooperate and coordinate with each other to achieve such objective. The Parties shall cooperate with one another in seeking any exemption, deduction, credit or similar tax benefit that may be available with respect to any Licensed Compound or Licensed Product under any U.S. tax laws, including a deduction under Section 250 of the Internal Revenue Code of 1986, as amended.
(b)Payment of Tax. Except as otherwise provided in this Section 5.12, a Party receiving a payment pursuant to this Agreement, including this Article 5 shall pay any and all Taxes levied on such payment. The amounts payable pursuant to this Agreement (“Payments”) will not be reduced on account of any Taxes unless required by Applicable Law. If Takeda believes that withholding is required on any payment to Keros under this Agreement, prior to making such payment, Takeda shall inform Keros of such determination and use

Commercially Reasonable Efforts to inform Keros of any forms, certificates, or other items necessary to reduce or eliminate any such withholding or similar taxes and provide Keros a reasonable opportunity to provide such forms, certificates or other items. If, despite the cooperation of the Parties withholding is required on payments by Takeda to Keros under this Agreement, Takeda will (i) deduct and withhold from the Payments made to Keros any Taxes that it is required by Applicable Law to deduct or withhold (“Withholding Taxes”), (ii) remit such Withholding Taxes to the appropriate Governmental Authority, (iii) transmit to Keros the remaining amount of such Payment, and (iv) send to Keros proof of such payment within [***] of such payment. Any such amounts deducted or withheld by Takeda will be treated as having been paid to Keros for purposes of this Agreement. Except as otherwise provided in this Section 5.12, any such Withholding Taxes will be an expense of and borne by Keros. If any such Withholding Tax is assessed against or paid (but in each case not withheld) by Takeda, then Keros will pay the relevant amount of such Withholding Tax to Takeda. In the event that a Governmental Authority retroactively determines that a payment made by Takeda to Keros under this Agreement should have been subject to Withholding Taxes (or to additional Withholding Taxes), and Takeda remits such Withholding Taxes to the Governmental Authority, at the option of Takeda, then Keros will pay the relevant amount of any Withholding Tax to Takeda. Notwithstanding the foregoing, if Keros is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, or recovery of, applicable Withholding Tax, then it may deliver to Takeda or the appropriate Governmental Authority the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Takeda of its obligation to withhold tax. If Keros timely delivers to Takeda a validly executed form establishing a reduced rate or exemption from withholding, Takeda shall apply the reduced rate of withholding, or not withhold, as the case may be, provided that Takeda is in receipt of evidence, in a form reasonably satisfactory to Takeda, for example Keros’s delivery of all applicable documentation at least [***] prior to the time that the Payments are due. If, in accordance with the foregoing, Takeda withholds any amount, then it will pay to Keros the balance when due, make timely payment (or cause its agent to make timely payment) to the proper taxing authority of the withheld amount, and send Keros proof of such payment within [***] following that payment.
(c)Withholding Tax Actions. Notwithstanding the foregoing, the Parties acknowledge and agree that if Takeda (or its assignee or Affiliate pursuant to Sections 11.1 or 11.2) is required by Applicable Law to withhold taxes in respect of any payment due under this Agreement, and if such withholding obligation arises or is increased solely as a result any action after the Effective Date, including, without limitation, any assignment of this Agreement by Takeda as permitted under Section 11.2, or Takeda exercising its rights or performing its obligations under this Agreement through an Affiliate as permitted by Section 11.1, or a Change of Control of Takeda (each, a “Withholding Tax Action”), then, notwithstanding anything to the contrary herein, any such payment shall be increased to take into account such increased withholding taxes as may be necessary so that, after making all required withholdings (including any withholdings on additional amounts), Keros (or its assignee or Affiliate pursuant to Sections 11.1 or 11.2) receives an amount equal to the sum it would have received had no such Withholding Tax Action occurred. Anything to the contrary notwithstanding, if a withholding tax obligation arises or is increased solely as a result any action by Keros, Keros shall not be entitled to any additional payments with respect to the imposition or increase in Taxes.
(d)Tax Residence Certificate. A Party receiving a payment pursuant to this Article 5 shall provide the remitting Party appropriate certification from relevant revenue authorities that such Party is a tax resident of that jurisdiction, if such receiving Party wishes to claim the benefits of an income tax treaty to which that jurisdiction is a party. Upon the receipt thereof, any deduction and withholding of Taxes shall be made at the appropriate treaty tax rate.

(e)Assessment. Either Party may, at its own expense, protest any assessment, proposed assessment, or other claim by any Governmental Authority for any additional amount of Taxes, interest or penalties or seek a refund of such amounts paid if permitted to do so by Applicable Law. The Parties shall reasonably cooperate with each other in any protest by providing records and such additional information as may reasonably be necessary for a Party to pursue such protest.
5.13VAT. All payments or amounts due under this Agreement, whether monetary or non-monetary are exclusive of VAT. Any Party receiving any supply under this Agreement, covenants that it will pay any such VAT correctly charged in addition to any amounts due under this Agreement. Where the prevailing legislation requires a VAT reverse charge, then the receiving Party covenants that it will correctly account for VAT in respect of the services received. The supplying Party agrees that it will raise a formally correct tax invoice to support the charge to VAT. All Parties agree that they will reasonably cooperate to ensure the use of any VAT exemptions, suspensions or other reliefs. Subject to any other provision in this Agreement, any goods supplied will be shipped under Incoterms 2020 – CIP destination with the receiving Party acting as importer. In the event that the VAT originally paid by a Party receiving a supply under this Agreement is in whole or in part subsequently determined not to have been chargeable, the Party that made the relevant supply will refund the relevant amount to the Party receiving the supply within [***] of becoming so aware (provided that where such VAT has already been accounted for to a Tax authority the Party making the relevant supply shall use Commercially Reasonable Efforts to obtain a refund of such amount from the applicable tax authority and pay the Party receiving the supply any amount refunded (including by way of credit or set off) within [***] of receipt). The Parties shall generally issue invoices and credit notes in accordance with Applicable Laws consistent with VAT requirements and irrespective of whether sums or other consideration may be netted for settlement purposes. Where a Party is required under this Agreement to indemnify, pay or otherwise reimburse an amount in respect of any liability, cost, charge or expense incurred by another Party, the payor shall not be required to indemnify, pay or reimburse any amount in respect of VAT which is recoverable (whether by way or repayment, credit or set off) by the payee (or any Affiliate of it) or for any VAT that is non-recoverable as a result of the payee’s non-compliance with Applicable Laws.
5.14Currency. All amounts payable and calculations hereunder shall be in United States dollars. As applicable, Net Sales and any royalty reductions shall be translated into United States dollars in accordance with the exchange rate used by the Selling Party in its financial reporting in accordance with its Accounting Standards and consistently applied to prepare its financial statements.
5.15Method of Payment. All Payments by Takeda hereunder shall be made via wire transfer of immediately available funds to a single bank account designated by Keros pursuant to written instructions provided by Keros from time to time.
5.16Interest on Late Payments. If either Party does not receive payment of any sum due to it from the other Party hereunder on or before the due date, interest shall thereafter accrue on the sum due until the date of payment at the per annum rate of [***] over the then-current prime rate reported in The Wall Street Journal or the maximum rate allowable by Applicable Law, whichever is lower, with such interest compounded quarterly.
Article 6.
CONFIDENTIALITY
6.1Confidential Information. Except to the extent expressly permitted by this Agreement and subject to the provisions of Section 6.2, at all times during the Term and for [***] following the expiration or termination thereof, each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) in connection with this Agreement shall: (a) keep confidential and shall not publish or otherwise disclose any Confidential Information furnished to it by the Disclosing Party, except to those of the Receiving Party’s Representatives who have a need to know such information (collectively, “Recipients”) to perform such Party’s obligations or exercising its rights hereunder, provided, in each case, that such Recipients are bound by confidentiality and non-use obligations consistent with those contained in this Agreement as they apply to the Receiving Party, and (b) shall not use Confidential Information of the Disclosing Party directly or indirectly for any purpose other than performing its obligations or exercising its rights hereunder. The Receiving Party shall be liable for any breach by any of its Recipients of the restrictions set forth in this Agreement.
6.2Exceptions. Confidential Information shall not include information that the Receiving Party can show by competent written evidence:
(a)is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;
(b)is known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;
(c)is subsequently disclosed to the Receiving Party or any of its Affiliates on a non-confidential basis by a Third Party that is not bound by a similar duty of confidentiality or restriction on its use;
(d)is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party or any of its Affiliates or Recipients, generally known or available to the public, either before or after it is disclosed to the Receiving Party; or
(e)is independently discovered or developed by or on behalf of the Receiving Party or any of its Affiliates without the use of Confidential Information belonging to the Disclosing Party, as evidenced by the contemporaneous written records of the Receiving Party or any of its Affiliates.
6.3Authorized Disclosures. Notwithstanding the foregoing, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent such disclosure is reasonably necessary in the following instances:
(a)complying with Applicable Laws, including regulations promulgated by securities exchanges and Antitrust Laws, or court or administrative orders (in such case only to the extent determined necessary based upon advice of counsel), provided that the Party seeking to make such disclosure shall, to the extent legally permissible, give reasonable advance written notice to the other Party of such disclosure and use reasonable efforts to obtain, or assist the other Party in obtaining, a protective order preventing or limiting the required disclosure of such Confidential Information;
(b)filing, prosecuting, maintaining, enforcing or defending litigation related to the subject matter of this Agreement, including the activities set forth in Article 8 of this Agreement; provided that the Party seeking to make such disclosure shall use reasonable measures to ensure confidential treatment of such Confidential Information to the extent permissible and consistent with Applicable Laws;
(c)disclosure by a Receiving Party to a patent authority as may be reasonably determined by the receiving Party to be necessary for purposes of obtaining or enforcing a Patent Right pursuant to this Agreement; provided, however, that the Party seeking to make such disclosure shall, to the extent legally permissible, give reasonable advance written notice to the other Party of such disclosure and use reasonable measures to ensure confidential treatment of such Confidential Information, to the extent such protection is available;
(d)disclosure by a Receiving Party to any Affiliate, or to its or its Affiliates’ employees, consultants, contractors, subcontractors, agents, licensees or Sublicensees on a need-to-know basis in order to enable such Receiving Party to exercise its rights, or to carry out its responsibilities, under this Agreement including, with respect to the Receiving Party, to any Third Party that is engaged by such Receiving Party to perform services in connection with the Development, Manufacture or Commercialization of any Licensed Compound or Licensed Products in accordance with this Agreement; provided, in each case, that such Persons are bound by confidentiality and non-use obligations consistent with those contained in this Agreement as they apply to the Receiving Party;
(e)disclosure by a Party required in connection with any judicial or administrative process relating to or arising from this Agreement (including any enforcement hereof) or to comply with Applicable Laws, court orders or governmental regulations (or the rules of any recognized stock exchange or quotation system); provided that the Party seeking to make such disclosure shall use reasonable measures to ensure confidential treatment of such Confidential Information to the extent permissible and consistent with Applicable Laws;
(f)making filings and submissions to, or corresponding or communicating with, any Governmental Authority in order to obtain or maintain Regulatory Approvals to conduct Clinical Trials, or to Commercialize a Licensed Product, in each case, in accordance with this Agreement;
(g)disclosure that is reasonably necessary to any bona fide potential or actual investor, advisor, lender, acquiror, merger partner or financial partner in a Royalty Monetization Transaction for the sole purpose of evaluating or carrying out an actual or potential investment, acquisition or other business relationship; provided that in connection with such disclosure, such Party shall inform each disclosee of the confidential nature of such Confidential Information and shall ensure that such disclosee is bound by obligations of confidentiality substantially similar to those contained in this Agreement; and
(h)disclosing pharmacovigilance information originating from either Party or its Affiliates to Governmental Authorities, investigators, ethical committees and internal review boards, and any other Third Parties that have a need to know such information according to each Party’s risk management and adverse event reporting policies and requirements.

6.4Residual Knowledge. The Parties acknowledge the practical difficulty of policing the use of Confidential Information retained in the unaided memory of a Receiving Party or its Affiliates and its and their officers, directors, employees, and agents, and, as such, each Party agrees that the Receiving Party will not be liable for the use by any of its or its Affiliates’ officers, directors, employees, or agents of specific Confidential Information of the Disclosing Party that is retained in the unaided memory of such officer, director, employee, or agent; provided that: (a) such officer, director, employee, or agent is not aware that such Confidential Information is the confidential information of the Disclosing Party at the time of such use; (b) the foregoing is not intended to grant, and will not be deemed to grant, the Receiving Party, its Affiliates, or its and their officers, directors, employees, and agents (i) a right to disclose the Disclosing Party’s Confidential Information or (ii) a license under any Patent Rights of the Disclosing Party; and (c) such officer, director, employee, or agent has not been directed to, or otherwise has not, intentionally memorized or retained such Confidential Information for purposes unrelated to this Agreement.
6.5Publications. During the Term, excluding disclosures expressly permitted by Section 6.2 through Section 6.4 (inclusive), each Party may, with at least [***] prior notice to the other Party, make public scientific presentations (including oral presentations, videos, slideshows and posters) or publications (including in medical or scientific journals and including abstracts thereof) on a Licensed Compound or Licensed Product, including any clinical data, non-clinical data or any associated results or conclusions generated by or on behalf of a Party related to a Licensed Compound or Licensed Product (each such presentation or publication, or abstract thereof, a “Publication”) in the Territory (in the case of Takeda), subject to the requirements of this Section 6.5. In the event that Takeda proposes to make any Publication that includes Confidential Information of Keros consisting of Know-How unrelated to Licensed Compounds or Licensed Products, then Takeda will provide Keros with a copy of such Publication (translated in English if the intended Publication is not in English) at least [***] prior to the earlier of its presentation, intended submission, or intended submission of a manuscript for publication and at least [***] prior to an intended submission of an abstract to present. During such [***] period, Keros may notify Takeda in writing of any determination on Keros’s part that such Publication may be prejudicial to Keros’s ability to obtain any Patent Rights in respect of such Know-How, in which case, the Parties shall discuss in good faith modifications to such Publication that would address Keros’s concerns. In the event that Keros proposes to make any Publication, then Keros will provide Takeda with a copy of such Publication (translated in English if the intended Publication is not in English) at least [***] prior to the earlier of its presentation, intended submission, or intended submission of a manuscript for publication and at least [***] prior to an intended submission of an abstract to present. The Parties will discuss in good faith any concerns or objections Takeda may have with respect such Publication and Keros will not make any Publication without Takeda’s prior written consent, not to be unreasonably withheld, conditioned or delayed. Subject to Section 3.4(a), this Section 6.5 shall apply to Publications by the Parties’ Affiliates, licensees and sublicensees, such that each Party shall be responsible for ensuring that any proposed Publications by its Affiliates, licensees and sublicensees comply with this Section 6.5.
6.6Press Release.
(a)Each Party will issue a press release announcing the execution of this Agreement, (a) in the case of Takeda, as set out in Schedule 6.6(a)(i), and (b) in the case of Keros, as set out in Schedule 6.6(a)(ii). Subject to Section 6.6(b), each Party agrees not to issue any other press release or other public statement disclosing other information relating to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party. The foregoing shall not preclude Takeda from issuing any press release or other public statement relating to the Exploitation of Licensed Compounds or Licensed Products in the Territory that does not contain Confidential Information of Keros, including with respect to any such activities in specific countries in the Territory, without Keros’s consent. The contents of any announcement or similar publicity, which has been reviewed and approved by the reviewing Party, (including the press release referred to at the beginning of this Section 6.6(a)) can be re-released by either Party without a requirement for re-approval.
(b)The Parties hereby acknowledge and agree that either Party may be required by Applicable Laws to submit a copy of this Agreement to the U.S. Securities and Exchange Commission (the “SEC”) or any national or sub-national securities regulatory body in any jurisdiction, (collectively, the “Security Regulators”). If a Party is required by Applicable Laws to submit a description of the terms of this Agreement to or file a copy of this Agreement with any Security Regulator, such Party agrees to consult and coordinate with the other Party with respect to such disclosure or the preparation and submission of a confidential treatment request for this Agreement. Notwithstanding the foregoing, if a Party is required by Applicable Laws to submit a description of the terms of this Agreement to or file a copy of this Agreement with any Securities Regulator and such Party has (i) promptly notified the other Party in writing of such requirement and any respective timing constraints, (ii) provided copies of the proposed disclosure or filing to the other Party reasonably in advance of such filing or other disclosure (with a goal of providing such proposed disclosure or filing at least [***] in advance) and (iii) given the other Party a reasonable time under the circumstances to comment upon and request confidential treatment for such disclosure, then such Party will have the right to make such disclosure or filing at the time and in the manner reasonably determined by its counsel to be required by Applicable Laws or the applicable Securities Regulator. If a Party seeks to make a disclosure or filing as set forth in this Section 6.6(b) and the other Party provides comments within the respective time periods or constraints specified herein, the Party seeking to make such disclosure or filing will in good faith consider incorporating such comments.
6.7Use of Names; Publicity. Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo, or trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, or other form of publicity without the prior written approval of such other Party in each instance. The restrictions imposed by this Section 6.7 shall not prohibit either Party from making any disclosure identifying the other Party that is required by Applicable Law (as determined necessary based on the advice of the applicable Party’s legal counsel). Notwithstanding any other provision of this Agreement to the contrary, Takeda and other Selling Parties may, at its sole discretion, make public announcements or disclosures necessary or reasonably useful to Commercialize or otherwise Exploit Licensed Products, including disclosures to advertise, promote and otherwise Commercialize Licensed Products or provide public updates on the status and progress of Development of a Licensed Compound or Licensed Product.
Article 7.
REPRESENTATIONS, WARRANTIES AND COVENANTS
7.1Representations, Warranties of Each Party. Each Party represents and warrants to the other Party as of the Execution Date and the Effective Date that:
(a)it is a corporation duly incorporated, validly existing, and in good standing under the laws of its jurisdiction of formation;

(b)it has full corporate power and authority to execute, deliver, and perform this Agreement, and has taken all corporate action required by Applicable Laws and its organizational documents to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement;
(c)it has validly executed and delivered this Agreement;
(d)assuming the valid authorization, execution, and delivery of this Agreement by the other Party, this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, bank moratorium or similar laws affecting creditors’ rights generally in effect from time to time and laws restricting the availability of equitable remedies and may be subject to general principles of equity whether or not such enforceability is considered in a proceeding at law or in equity);
(e)the execution and delivery of this Agreement and all other instruments and documents required to be executed pursuant to this Agreement, and the consummation of the transactions contemplated hereby do not and shall not (i) conflict with or result in a breach of any provision of its organizational documents, (ii) violate any Applicable Laws or (iii) result in a breach of any agreement to which it is a party; and
(f)it had the opportunity to consult with legal counsel of its choice in connection with this Agreement and acknowledges that it has participated jointly in the negotiation and drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party on the basis that that Party drafted such terms and provisions.
7.2Representations and Warranties of Keros.Keros represents and warrants to Takeda as of the Execution Date and the Effective Date, as follows. During the period from the Execution Date to and including the Effective Date, Keros will promptly notify Takeda in writing in the event that any of representation or warranty of Keros contained in this Section 7.2 or in Section 7.4 is or becomes inaccurate, or of the occurrence of any event or occurrence that is reasonably expected to render any such representation or warranty inaccurate as of the Effective Date.
(a)Schedule 1.84(A) sets forth a complete and accurate list of all Licensed Patent Rights solely and exclusively owned by Keros or its Affiliates as of the Effective Date (“Keros Owned Patents”);
(b)Keros is the sole legal owner of all of the Licensed IP in existence as of the Execution Date and as of the Effective Date, and does not Control any of the Licensed IP by virtue of any license or other right granted by any Third Party to Keros;
(c)(i) as of the Effective Date, Keros does not own or control any Patent Rights other than the Licensed Patent Rights that are necessary or reasonably useful to Develop, Manufacture, Commercialize or otherwise Exploit one or more Licensed Compounds and Licensed Products in the Field in the Territory and (ii) the Licensed Know-How that exists as of the Effective Date includes all Know-How owned or controlled by Keros or its Affiliates that is necessary or reasonably useful to Develop, Manufacture, Commercialize or otherwise Exploit one or more Licensed Compounds and Licensed Products in the Field in the Territory;

(d)Keros exclusively owns all right, title, and interest in and to the Keros Owned Patents free from encumbrances and is listed in the records of the appropriate Governmental Authorities as the sole and exclusive owner of record for each registration, grant and application included in the Keros Owned Patents;
(e)all current and former officers, employees, contractors, consultants and Sublicensees of Keros or any of its Affiliates who are inventors of or have otherwise contributed to the creation or Development of any Licensed IP have executed and delivered to Keros or such Affiliate an assignment or other agreement regarding the protection of proprietary information and the assignment to Keros or such Affiliate of any Licensed IP, and such Licensed IP has been timely and duly filed in such a manner as to preserve priority entitlement, including by virtue of assignment documents associated with each priority filing, such that Takeda shall, by virtue of this Agreement, receive from Keros, without payments beyond those required under this Agreement, the licenses and other rights granted to Takeda under this Agreement, and to Keros’s Knowledge, no current officer, employee, agent, or consultant of Keros or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of Patent Rights or other intellectual property or proprietary information of Keros or such Affiliate or of any employment contract or any other contractual obligation relating to the relationship of any such Person with Keros;
(f)Keros has the right under the Licensed IP, Licensed Compounds and Licensed Products in the Field in the Territory to grant all of the right, title and interest in the licenses granted to Takeda, and it has not granted any option, license or other right under the Licensed IP, Licensed Compounds or Licensed Products in the Field in any country or jurisdiction within the Territory regarding any licenses or rights granted hereunder;
(g)Other than the Antitrust Clearance, Keros has obtained or made all necessary authorizations, consents, approvals, licenses, export approvals, exemptions or filings or registrations with any Third Party (including Governmental Authorities) required to grant to Takeda all of the licenses under the Licensed IP, Licensed Compounds and Licensed Products in the Field in the Territory and for the Parties to enter into this Agreement and the TSA;
(h)Neither Keros nor any of its respective Affiliates has granted any mortgage, pledge, claim, security interest, encumbrance, lien or other charge of any kind on the Licensed IP, and the Licensed IP is free and clear of any mortgage, pledge, claim, security interest, encumbrance, lien or charge of any kind, in each case that would adversely affect the rights granted to Takeda herein;
(i)Keros is not currently a party to, and has never been a party to, any agreement with any Governmental Authority or an agency thereof pursuant to which such Governmental Authority or such agency provides or previously provided funding for the development of any of the Licensed IP and which gives or gave such Governmental Authority or such agency any rights to any Licensed IP that conflicts with, or limits the scope of, the licenses granted to Takeda hereunder;
(j)Keros and its Affiliates have kept, and to Keros’s Knowledge, its licensees (other than Takeda) and Keros Contractors have kept, Licensed Know-How and any unpublished Licensed Patent Rights confidential and have disclosed the same to Third Parties only under terms of confidentiality, and, to Keros’s Knowledge, no breach of such confidentiality has been committed by any Third Party;

(k)there are no claims, judgments or settlements against, or owed by, Keros (or any of its Affiliates) and no pending or threatened (in writing) claims or litigation relating to the Licensed Patent Rights or Licensed Know-How;
(l)neither Keros nor any of Keros’s Affiliates has received (i) any written notice from any Third Party, asserting or alleging that the Development, Manufacture, Commercialization or other Exploitation of the Licensed Compound or any Licensed Product prior to the Effective Date infringed or misappropriated the intellectual property rights owned or otherwise controlled (through license or otherwise) by such Third Party, nor (ii) any offer to license any Licensed Patent Rights;
(m)the Licensed Patent Rights are not the subject of any interference proceeding, reexamination, inter partes review or post-grant review and there is no pending or threatened (in writing) action, suit, proceeding or claim by a Third Party challenging Keros’s ownership rights in, or the validity or scope of, any Licensed IP;
(n)neither Keros nor any of its Affiliates has issued a written claim against a Third Party alleging that a Third Party is infringing or has infringed or misappropriated any Licensed IP and, to Keros’s Knowledge, the Licensed IP is not being infringed or misappropriated by any Third Party (other than certain vendors who engage in unauthorized manufacturing and sales of research grade reagents);
(o)there are no judgments or settlements against Keros pending or threatened that invalidate or seek to invalidate any Licensed Patent Rights;
(p)there are no pending or threatened (in writing), adverse actions, suits, proceedings, judgments or settlements against Keros involving any Licensed Know-How, Licensed Compound or Licensed Product;
(q)Keros has complied with all Applicable Laws applicable to (i) the prosecution and maintenance of the Licensed Patent Rights, (ii) inventor remuneration (if compensation is owed as of the Effective Date or during the Term of this Agreement to inventors of the Licensed Patent Rights, Keros agrees to pay such compensation without reimbursement from Takeda), and (iii) its Development, Manufacture and Commercialization of Licensed Products in the Field;
(r)there are no acts or omissions of Keros or its Affiliates that would constitute inequitable conduct, fraud, or misrepresentation to the applicable patent office with respect to any Licensed Patent Rights;
(s)to Keros’s Knowledge, the issued patents in the Licensed Patent Rights are valid and enforceable;
(t)Keros has (i) filed and prosecuted the patent applications with the Licensed Patent Rights in good faith and complied with all duties of disclosure with respect thereto; (ii) not committed any act, or omitted to commit any act, that may cause the Licensed Patent Rights to expire prematurely or be declared invalid or unenforceable; (iii) paid all application, registration, maintenance, and renewal fees in respect of the Licensed Patent Rights as of the Effective Date; and (iv) filed all necessary documents and certificates with the relevant agencies for the purpose of maintaining the Licensed Patent Rights; provided, however, that, for avoidance of doubt, this Section 7.2(t) does not apply to applications listed on Schedule 1.84(A) that lapsed prior to the Execution Date;

(u)(i) Keros has obtained or caused its Affiliates to obtain, assignments from the inventors of all rights and embodiments in and to the Licensed IP, (ii) all such assignments are valid and enforceable, (iii) the inventorship of the Licensed Patent Rights is properly identified on the issued patent or patent application, and (iv) there are no disputes with respect to inventorship of any such Licensed Patent Rights;
(v)Keros and its Affiliates have taken commercially reasonable steps to protect the secrecy, confidentiality and value of all Licensed Know-How that constitutes trade secrets under Applicable Laws;
(w)to Keros’s Knowledge, no Third Party is infringing or misappropriating the Licensed Know-How or Licensed Patent Rights in the Territory in derogation of the rights granted to Takeda in this Agreement and Keros has not initiated or been involved in any proceedings or other claims in which it alleges that any Third Party is or was infringing or misappropriating any Licensed IP, nor have any such proceedings been threatened by Keros, nor does Keros know of any valid basis for any such proceedings, other than certain vendors who engage in unauthorized manufacturing and sales of research grade reagents;
(x)there are no material investigations, inquiries, actions, or other proceedings pending before or, to Keros’s Knowledge, threatened by any Regulatory Authority or other Governmental Authority in the Territory with respect to any Licensed Product in the Territory arising from any violation of Applicable Law by Keros or a Third Party acting on behalf of Keros in the Development or Manufacturing of a Licensed Compound or Licensed Product, and Keros has not received written notice threatening any such investigation, inquiry, action, or other proceeding;
(y)Except as specified on Schedule 7.2(y) and except to the extent Personal Information has been redacted in order to comply with applicable Data Protection Requirements, Keros has furnished to Takeda (by posting in the virtual data room hosted by ShareVault and established in connection with the transactions contemplated hereby by no later than 12:00 p.m. (Eastern Time) on December 2, 2024) complete, unredacted and accurate copies of all agreements that are executed and operative agreements or that, to Keros’s Knowledge, contain surviving terms that could reasonably affect the Parties’ rights or obligations under this Agreement or the TSA in any material respect (including all material work orders and other documents containing contractually binding terms relating thereto) between Keros or its Affiliates and any Third Party providing, or in Keros’s expectation is expected to provide, services in respect of the Development or Manufacture of Licensed Compounds or Licensed Products. Other than the agreements contemplated by the immediately preceding sentence, and except to the extent Personal Information has been redacted in order to comply with applicable Data Protection Requirements, Keros has furnished or made available to Takeda (i) all material information requested by Takeda in connection with its due diligence process, (ii) all material safety and efficacy data, and (iii) all Regulatory Filings and material Regulatory Correspondence requested by Takeda, in the case of each of (i) through (iii) concerning elritercept (KER-050). Except to the extent Personal Information has been redacted in order to comply with applicable Data Protection Requirements, such information, data, Regulatory Filings and Regulatory Correspondence is accurate, complete and, to Keros’s Knowledge, true, in all material respects.
(z)The transfer of the Manufacturing Know-How contemplated by Section 2.2 and Exhibit B, upon the completion thereof, will be a complete and accurate transfer to Company and its designees of the Manufacturing Know-How, such that, to Keros’s good faith belief, the Manufacturing Know-How will be sufficient for Company and its designees to Manufacture the Licensed Compound, the Licensed Products and related packaging in the manner in which the Licensed Compound, the Licensed Products and related packaging are manufactured;
(aa)Subject to Section 4.6, the execution, delivery and performance of this Agreement by Keros will comply with applicable Data Protection Requirements. Keros was and is as of the Execution Date and the Effective Date in material compliance with applicable Data Protection Requirements, and without limiting to the foregoing, (i) Keros, its Affiliates and other licensees have taken Commercially Reasonable Efforts to obtain, where relevant, necessary approval, consents and authorizations to collect, process, use, share and transfer Personal Information related to the Licensed Compounds or any Licensed Product generated in the Territory (including Clinical Trials in the Territory involving the Licensed Compound or any Licensed Product); (ii) for the storage, use and transmission of Personal Information related to the Licensed Compounds or any Licensed Product generated in the Territory (including Clinical Trials in the Territory involving any Licensed Compound or Licensed Product), Keros has taken or caused its Affiliates and other licensees to take Commercially Reasonable Efforts for confidentiality of Personal Information and adopted technical and organizational measures designed to reasonably ensure the security of such Personal Information; (iii) to Keros’s Knowledge, neither Keros nor any of its Affiliates, or other licensees has entered into any contractual obligations or made any promises to restrict Keros from transferring Personal Information generated in the Territory to Takeda as may be required under this Agreement; (iv) when using Personal Information provided by other data providers, Keros has made or caused its Affiliates to make reasonable efforts to request the data providers to ensure that the source and use of such Personal Information reasonably comply with applicable Data Protection Requirements; (v) neither Keros nor any of its Affiliates nor, to Keros’s Knowledge, other licensees has intentionally leaked any Personal Information generated in the Territory related to the Licensed Compounds or any Licensed Product or used such Personal Information beyond the scope of use or authorization; and (vi) to Keros’s Knowledge, neither Keros nor any of its Affiliates has been subject to any investigations, inspections, inquiries, warnings or penalties or data privacy complaints from Governmental Authority, customers and end users relating to Personal Information generated in the Territory related to the Licensed Compounds or any Licensed Product;
(ab)Each of Keros and its Affiliates, and, to Keros’s Knowledge, its and their licensees, has complied with all Applicable Laws in connection with its Development, Manufacture, Commercialization or other exploitation of any Licensed Compound or Licensed Product, in and outside the Territory;
(ac)There is no pending or threatened (in writing) claim, action, inspection or proceeding by or from any Third Party or Governmental Authority against Keros or any of its Affiliates or, to Keros’s Knowledge, other licensees, regarding the Development, Manufacture, Commercialization or other exploitation of any Licensed Compound or Licensed Product in or outside the Territory that would adversely affect the licenses or rights granted to Takeda herein or adversely affect the Development or regulatory status of any Licensed Compound or Licensed Product in the Field in any country or jurisdiction within the Territory and to Keros’s Knowledge, no facts or circumstances exist that would reasonably be expected to give rise to any such claims; and
(ad)to Keros’s Knowledge, all Development activities relating to elritercept (KER-050) conducted by or on behalf of Keros or its Affiliates, including by Third Parties pursuant to clinical trial agreements, material transfer agreements, sponsored research agreements or other, similar arrangements, have been conducted in accordance with all Applicable Laws and in sufficient detail and in a good scientific manner appropriate for scientific, regulatory and intellectual property protection purposes; and any intellectual property rights related to elritercept (KER-050) generated pursuant to such Development activities are exclusively owned by Keros regardless of inventorship and no Third Party has retained or been granted rights in any such intellectual property rights to use the same for any commercial purpose.
7.3Covenants of Keros. Keros hereby covenants to Takeda, from and after the Execution Date:
(a)in the course of performing its obligations under this Agreement, including any Development activities related to the Licensed Compounds or any Licensed Product requested by Takeda to be performed by Keros, Keros and its Representatives shall comply with all Applicable Laws, including, as applicable, cGMP, cGCP, and cGLP standards, and shall not employ or engage any Person who is, or has been, debarred or disqualified by any Regulatory Authority or is the subject of debarment proceedings by a Regulatory Authority;
(b)Keros will comply with all Applicable Laws relating to (i) the prosecution and maintenance of the Licensed Patent Rights, (ii) inventor remuneration (if compensation is owed as of the Effective Date or during the Term of this Agreement to inventors of the Licensed Patent Rights, Keros agrees to pay such compensation without reimbursement from Takeda), and (iii) its Development, Manufacture and Commercialization of Licensed Products in the Field;
(c)if, at any time before the end of the Term, it becomes aware that it or any employee, agent or subcontractor of Keros or its Representative who participated, or is participating, in the performance of any activities under this Agreement is on, or is being added to the “FDA Debarment List,” any “FDA Clinical Investigator Restriction List” or is otherwise debarred or disqualified, it shall (i) promptly remove such Person from performing any activities, function or capacity related to any such activities and (ii) provide written notice of this to Takeda within [***] of its becoming aware of such fact;
(d)commencing on the Execution Date and continuing until the end of the Term, Keros and its Affiliates will not (i) assign or otherwise transfer ownership of any Joint Patent Rights, Joint Know-How, Licensed Patent Rights or Licensed Know-How except in connection with a Change of Control of Keros, or (ii) grant to any Third Party, including an academic organization or entity, any option, right of first negotiation, right of first refusal, license rights or other rights to any Joint Patent Rights, Joint Know-How, Licensed Patent Rights or Licensed Know-How in the Territory if such grant conflicts with the terms and conditions of this Agreement, or (iii) grant or voluntarily incur or permit to exist any lien, security interest or other encumbrance on the Licensed Patent Rights or Licensed Know-How, other than security interests granted in connection with a Royalty Monetization Transaction or debt financing transaction entered into in accordance with this Agreement that are expressly subject to the terms of this Agreement (including the licenses granted herein);
(e)with respect to any Affiliate of Keros that Controls any Licensed IP or Joint IP, prior to such time as such Affiliate ceases to be an Affiliate of Keros, Keros shall cause such Person to transfer such Licensed IP and Joint IP, as applicable, to Keros or another Affiliate of Keros;
(f)Keros shall make any and all payments owing by Keros or any of its Affiliates to any inventor of any Joint Know-How, Joint Patent Rights, Licensed Know-How or Licensed Patents owned by Keros or such Affiliate that is required in connection with the creation or Exploitation of or transfer of rights to such Joint Know-How, Joint Patent Rights, Licensed Know-How or Licensed Patents;
(g)except as otherwise expressly permitted under this Agreement, Keros will maintain Control of all Licensed IP and Joint IP, and will not, and will cause its Affiliates not to assign, transfer, license or grant to any Third Party, or agree to assign, transfer, license or grant to any Third Party, any rights to such Licensed IP, Joint IP or the Licensed Compound or Licensed Products if such assignment, transfer, license or grant could adversely affect in any respect any of the rights or licenses under this Agreement;
(h)Keros shall, and shall cause its Affiliates to, maintain security systems and intellectual property protection guidelines within its organization and use Commercially Reasonable Efforts to ensure such guidelines and systems are sufficient to preclude any unauthorized disclosure of intellectual property rights, including Know-How, to any Third Party;
(i)subject to and consistent with the data protection agreement to be entered into by the Parties pursuant to Section 4.6, (x) Keros will comply with all Data Protection Requirements in the collection, processing, use, sharing, and provision of Personal Information generated in the Territory relating to the performance of this Agreement and (y) if applicable, Keros will obtain all necessary approvals, consents and authorizations to share and provide Personal Information to Takeda, including, (i) obtaining and maintaining all the informed consent of data subjects and other relevant parties to enable Takeda to receive, have access to and use the Personal Information under this Agreement and (ii) requesting all data providers to ensure that the source and use of Personal Information comply with Data Protection Requirements;
(j)commencing upon the Execution Date and throughout the Term, Keros shall solicit and use Commercially Reasonable Efforts to obtain, in a timely matter, all consents of Third Parties, pursuant to contracts or otherwise, necessary for Keros to perform its obligations under this Agreement and the TSA and Keros shall timely furnish all notices required to be furnished to Third Parties, pursuant to contracts or otherwise, required in connection with the performance of this Agreement or the TSA;
(k)as of the Execution Date, the Keros officers and employees contemplated by the definition of Knowledge have, and as of the Effective Date, such officers and employees shall have, conducted a reasonably diligent investigation of the subject matter of the representations and warranties set forth herein that are qualified by reference to Keros’s Knowledge; and
(l)to the extent that Keros has not abandoned [***] as of the Execution Date, Keros shall abandon such Patent Right, and execute and deliver any and all documents required in connection therewith, within [***] after the Execution Date.
7.4Compliance with Anti-Corruption Laws.
(a)Notwithstanding anything to the contrary in this Agreement, Keros (on behalf of itself and its Affiliates) and Takeda (on behalf of itself and its Affiliates) each hereby agrees that it:
(i)will comply with all Applicable Laws concerning bribery, money laundering, or corrupt practices or which in any manner prohibit the giving of anything of value to any official, agent, or employee of any government, political party, or public international organization, candidate for public office, health care professional, or to any officer, director, employee, or representative of any other organization (including the provisions of the United States Foreign Corrupt Practices Act and the U.K. Bribery Act, the “Anti-Corruption Laws”), in each case, in connection with the activities conducted pursuant to this Agreement, and will require any contractors, subcontractors, distributors, or other Person that provide services to it or its Affiliate in connection with this Agreement to comply with its obligations under this Section  7.4(a)(i); and
(ii)will not, with respect to any activities conducted under this Agreement, (A) commit an act, (B) make a statement, or (C) fail to act or make a statement, in any case ((A), (B), or (C)), that (1) would be or create an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the exercise of its rights or performance of its obligations under this Agreement or the Exploitation of any Licensed Compound or Licensed Product, or (2) could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in any country in the Territory, with respect to the exercise of its rights or performance of its obligations under this Agreement or the Exploitation of any Licensed Compounds or Licensed Products.
(b)Keros represents and warrants that, as of the Execution Date and the Effective Date, neither it nor any of its Affiliates, or its or their directors, officers, employees, distributors, agents, representatives, sales intermediaries or other Third Parties acting on behalf of it or any of its Affiliates, in connection with the Exploitation of any Licensed Compound or Licensed Product:
(i)has taken any action in violation of any applicable Anti-Corruption Laws; or
(ii)has corruptly offered, paid, given, promised to pay or give, or authorized the payment or gift of anything of value, directly or indirectly, to any Public Official, for the purposes of:
A.    influencing any act or decision of any Public Official in his or her official capacity;
B.    inducing such Public Official to do or omit to do any act in violation of his or her lawful duty;
C.    securing any improper advantage; or
D.    inducing such Public Official to use his or her influence with a government, governmental entity, quasi-government entity, or commercial enterprise owned or controlled by any government (including state-owned or controlled veterinary, laboratory, university or medical facilities) in obtaining or retaining any business whatsoever.
(c)Keros further represents and warrants that, as of the Execution Date and the Effective Date, none of the officers or directors of it or of any of its Affiliates or agents acting on behalf of it or any of its Affiliates, is a Public Official.

(d)For purposes of this Section 7.4, “Public Official” means (i) any officer, employee or representative of any regional, federal, state, provincial, county or municipal government or government department, agency or other division; (ii) any officer, employee or representative of any commercial enterprise that is owned or controlled by a government, including any state-owned or controlled veterinary, laboratory or medical facility; (iii) any officer, employee or representative of any public international organization, such as the African Union, the International Monetary Fund, the United Nations or the World Bank; and (iv) any person acting in an official capacity for any government or government entity, enterprise or organization identified above.
(e)Without limiting Section 2.8(c), nothing in this Agreement shall give to Takeda, directly or indirectly, rights to control or direct Keros, the Licensed Compounds or the Licensed Products prior to the Effective Date.
7.5Royalty Monetization Transaction Right of Offer.
(a)Royalty Monetization Transactions. Neither Keros nor any of its Affiliates shall effect any Royalty Monetization Transaction during the Term except in compliance with the procedures set forth in this Section 7.5 (as well as other applicable provisions of this Agreement). For purposes of this Section 7.5, a “Royalty Monetization Transaction” means any transaction or series of related transactions pursuant to which Keros and/or any of its Affiliates sells, assigns or transfers the right to receive or raises finance in respect of or otherwise monetizes in any way the royalties or milestone payments payable hereunder.
(b)Grant. If during the Term, Keros and/or any of its Affiliates proposes to effect any Royalty Monetization Transaction, Keros and/or such Affiliate may effect such Royalty Monetization Transaction, provided that Keros shall first give Takeda notice of such intent and the right to participate in the process for such Royalty Monetization Transaction.
(c)Right of Offer.
(i)If Keros has a bona fide intention to effect any Royalty Monetization Transaction, Keros shall give notice in writing (the “Royalty Monetization Notice”) to Takeda of the proposed transaction promptly following Keros’s determination to engage in negotiations with a Third Party with respect to such Royalty Monetization Transaction.
(ii)Upon receipt of the Royalty Monetization Notice, Takeda and/or any of its Affiliates or designees shall have the right, but not the obligation, for a period of [***] following receipt of the Royalty Monetization Notice (the “Royalty Monetization Period”), to offer to participate in the Royalty Monetization Transaction process. Keros shall not complete a Royalty Monetization Transaction prior to the expiration of the Royalty Monetization Period.
(d)Completion of Transaction. If Takeda elects to participate in the Royalty Monetization Transaction process, Keros shall negotiate with Takeda on a non-exclusive basis the terms of such Royalty Monetization Transaction, provided, that Keros shall have the right at any time to complete the Royalty Monetization Transaction with a Third Party or cease negotiations with Takeda with respect thereto.
7.6Investigation. Prior to the Effective Date, the Keros officers and employees contemplated by the definition of Knowledge shall conduct a reasonably diligent investigation,

through the Effective Date, of the subject matter of the representations and warranties set forth herein that are qualified by reference to Keros’s Knowledge.
7.7NO OTHER WARRANTIES. EXCEPT AS EXPRESSLY STATED IN THIS Article 7 OR IN THE TSA, (A) NO REPRESENTATION OR WARRANTY WHATSOEVER IS MADE OR GIVEN BY OR ON BEHALF OF KEROS OR TAKEDA AND (B) ALL OTHER REPRESENTATIONS, AND WARRANTIES WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE ARE EXPRESSLY EXCLUDED, INCLUDING ANY REPRESENTATIONS AND WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.
Article 8.
INTELLECTUAL PROPERTY
8.1Ownership.
(a)Each Party and its Affiliates shall retain all right, title and interest in and to its respective Background IP, except as provided in this Agreement, no license grant or assignment, express or implied, by estoppel or otherwise, with regard thereto is intended by, or shall be inferred from this Agreement.
(b)Ownership of Inventions will follow inventorship. The determination of inventorship of Inventions conceived, reduced to practice, discovered, developed or otherwise made under this Agreement solely by a Party or jointly with the other Party for the purpose of allocating proprietary rights (including Patent Rights or copyright or other intellectual property rights) therein, shall be made in accordance with U.S. patent laws irrespective of where such conception, reduction to practice, discovery, development or making occurs.
(c)Keros shall promptly disclose to Takeda in writing and in reasonable detail any Licensed IP or Joint IP that it or any of its Affiliates conceives, discovers, develops or otherwise reduces to practice, or that is disclosed to Keros, during the Term. Takeda shall promptly disclose to Keros in writing and in reasonable detail any Joint IP that it or any of its Affiliates conceives, discovers, develops or otherwise reduces to practice during the Term.
8.2Patent Prosecution and Maintenance.
(a)Keros Prosecuted Patents. Keros shall have the first right (but not the obligation) to control the preparation, filing, prosecution and maintenance (including any oppositions, interferences, reissue proceedings, reexaminations, post-grant proceedings, supplemental examinations, post grant review proceedings, inter partes review proceedings, patent interference proceedings, opposition proceedings, derivation proceedings, reissue and reexamination, maintenance and defense) (such activities collectively, the “Prosecution and Maintenance”) of all Keros Prosecuted Patents on a worldwide basis, at Keros’s sole cost and expense. Keros shall use reasonable efforts to Prosecute and Maintain the Keros Prosecuted Patents in such a manner as to maximize the scope of rights granted (or to be granted, as applicable) to Takeda under Section 2.1. Keros shall keep Takeda reasonably informed of all material steps with respect to the Prosecution and Maintenance of the Keros Prosecuted Patents through the Patent Committee, including by providing notice of all material filings of such Keros Prosecuted Patents and copies of all office actions or any other material documents that Keros receives from or provides to any patent office, including notice of all interferences, reissues, re-examinations, inter partes review, or post-grant proceedings. Keros shall also provide Takeda with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of any such Keros Prosecuted Patents prior to taking material actions, and will in good faith consider any comments made by and actions recommended by Takeda. Notwithstanding the foregoing, for any Patent Right that claims priority to [***], prior to taking material actions in any country where patent term extension, supplementary protection certificate, pediatric exclusivity and any other patent-related extensions are available or become available in the future, Keros shall reasonably incorporate any comments made by, and actions recommended by, Takeda, with respect to claims that Cover Licensed Compounds or Licensed Products; provided, however, that once an application for patent term extension, supplementary protection certificate or pediatric exclusivity is granted in such country, Keros shall only be obligated to consider Takeda’s comments in good faith with respect to any Keros Prosecuted Patent in such country.  If Keros decides that it no longer wishes to continue the Prosecution and Maintenance of a particular Keros Prosecuted Patent in a country or other jurisdiction in the Territory, then it will promptly provide written notice to Takeda of such decision (in any case at least [***] prior to the next deadline for any action that may be taken with respect to such Keros Prosecuted Patent in such country or other jurisdiction), and unless Keros identifies a reasonable strategic rationale for discontinuing such Prosecution and Maintenance, Takeda may, upon written notice to Keros, assume the Prosecution and Maintenance of such Keros Prosecuted Patent in such country or other jurisdiction at Takeda’s sole cost and expense. Without limiting any other terms in this Section 8.2(a), Keros shall use its reasonable best efforts (including, for example, by means of continuation or divisional applications), as reasonably determined based on then-available scientific or other evidence, to segregate into separate patents: (i) claims that would cause the applicable patent to constitute a Product-Specific Patent; and (ii) any other claims that would cause the applicable patent to constitute a Keros Prosecuted Patent. Further, Keros shall not file any new patent application that discloses any Licensed Compound or Licensed Product, other than any divisional, continuation, reissue, reexamination or other application that is not claiming Licensed Compound or Licensed Product for the first time in connection therewith. Notwithstanding the foregoing, if Takeda determines, in its sole discretion but after notification to the Patent Committee, that in order to preserve the exclusivity of any Licensed Product and prevent Product Infringement by a Third Party, Takeda may prepare, file, prosecute and maintain a patent in the Territory that claims priority to [***], and such patent shall be deemed a Product-Specific Patent under the terms of this Agreement.
(b)Product-Specific Patents and Joint Patent Rights. Takeda shall have the first right (but not the obligation) to control the Prosecution and Maintenance of (i) Product-Specific Patents and (ii) Joint Patent Rights, in each case of clauses (i) and (ii), at Takeda’s sole cost and expense. Takeda shall keep Keros reasonably informed of all material steps with regard to the Prosecution and Maintenance of such Product-Specific Patents and Joint Patent Rights through the Patent Committee, including by providing notice of all material filings of Product-Specific Patents and Joint Patent Rights and copies of all office actions or any other material documents that Takeda receives from or provides to any patent office, including notice of all interferences, reissues, re-examinations, inter partes review, or post-grant proceedings. Takeda shall also provide Keros with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Product-Specific Patents and Joint Patent Rights prior to taking material actions, and shall consider in good faith requests and suggestions timely made by Keros with respect to strategies for filing and prosecuting such Product-Specific Patents and Joint Patent Rights. If Takeda decides that it no longer wishes to continue the Prosecution and Maintenance of a particular Product-Specific Patent or Joint Patent Rights in a country or other jurisdiction in the Territory, then it will promptly provide written notice to Keros of such decision (in any case at least [***] prior to the next deadline for any action that may be taken with respect to such Product-Specific Patent or Joint Patent Rights in such country or other jurisdiction). Following receipt of such notice, unless Takeda identifies a reasonable strategic rationale for discontinuing such Prosecution and Maintenance, Keros may, upon written notice to

Takeda, assume the Prosecution and Maintenance of such Product-Specific Patent or Joint Patent Rights in such country or other jurisdiction, at Keros’s sole cost and expense.
(c)Prior to Effective Date. During the period between the Execution Date and the Effective Date, Keros shall use reasonable efforts to Prosecute and Maintain the Licensed Patent Rights in such a manner as to maximize the scope of rights granted (or to be granted, as applicable) to Takeda under Section 2.1.
8.3Cooperation. Each Party shall provide all reasonable assistance and cooperation requested by the other Party in the Prosecution and Maintenance efforts under Section 8.2, including providing any necessary powers of attorney and executing any other required documents or instruments for such Prosecution and Maintenance, without further compensation or consideration of any kind. The Party assuming such Prosecution and Maintenance responsibilities shall have the right to engage its own counsel to perform such activities. Each Party shall assist the other Party in all other reasonable ways that are necessary for the issuance of those patents for which such other Party is responsible, as well as for the Prosecution and Maintenance of such patents. Promptly following the Effective Date, upon Takeda’s request, the Parties shall cooperate to transfer to Takeda (or Takeda’s selected patent counsel) the Prosecution and Maintenance of the Product-Specific Patents and Joint Patent Rights.
8.4Patent Term Extensions and Supplementary Protection Certificates.
(a)Takeda shall be responsible for making decisions regarding patent term extensions, supplementary protection certificates, pediatric exclusivities and any other extensions that are now or become available in the future, wherever applicable, for any Product-Specific Patents or Joint Patent Rights in any country or other jurisdiction in the Territory. Takeda shall keep Keros fully informed of its efforts to obtain any such extension, and the Parties shall discuss in good faith any such extension, provided that any decision to apply for any such extension shall be at Takeda’s sole discretion. Keros shall provide prompt and reasonable assistance, as requested by Takeda, including by taking such action as patent holder (if applicable) as is required under any Applicable Law to obtain such extension. Takeda shall pay all expenses incurred by Takeda in connection with obtaining such extension.
(b)Decisions regarding patent term extensions, supplementary protection certificates, pediatric exclusivities and any other extensions that are now or become available in the future, wherever applicable, for any Keros Prosecuted Patents shall be discussed by the Parties through the Patent Committee; provided that the decision to seek patent term extensions, supplementary protection certificates, pediatric exclusivities and any other extensions for any given Keros Prosecuted Patent shall be subject to Keros’s consent, such consent not to be unreasonably withheld, delayed or conditioned, and for the purposes of this Agreement, the Parties acknowledge and agree that the goal of pursuing any such patent term extensions, supplementary protection certificates, pediatric exclusivities or other extensions, as applicable, is to maximize the term of exclusivity with respect to the Licensed Products. Keros shall keep the Patent Committee fully informed of its efforts to obtain any such extension, including by providing notice of all patent term extension filings of such Keros Prosecuted Patents and copies of all requests for patent term extensions. Keros shall pay all expenses incurred by Keros in connection with obtaining such extension. Notwithstanding the foregoing, Takeda shall have the right to make decisions regarding patent term extensions, supplementary protection certificates, pediatric exclusivities and any other extensions that are now or become available in the future, wherever applicable, for any Patent Right that claims priority to [***] in any country or other jurisdiction in the Territory.

8.5Invalidity or Unenforceability Defenses or Actions.
(a)Notices. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity, unpatentability or unenforceability of any Keros Prosecuted Patents, Product-Specific Patents or Joint Patent Rights by a Third Party, in each case in the Territory and of which such Party becomes aware.
(b)Keros Prosecuted Patents. Keros shall have the first right, but not the obligation, to defend and control the defense of the validity, patentability and enforceability of Keros Prosecuted Patents in the Territory, at its own cost and expense. Keros shall also provide Takeda with a reasonable opportunity to comment substantively on the defense of the validity, patentability and enforceability of Keros Prosecuted Patents and shall consider in good faith any comments made by and actions recommended by Takeda.  Notwithstanding the foregoing, if Takeda reasonably determines that any of the Keros Prosecuted Patents comprise one or more Valid Claims that Cover the composition of matter of a Licensed Compound or Licensed Product or a method of use of a Licensed Product in the treatment of an approved Indication in the Licensed Product’s approved label are likely to provide exclusivity to the applicable Licensed Compound or Licensed Product, Takeda may by written notice request that Keros take all necessary steps to defend the validity, patentability and enforceability of Keros Prosecuted Patents in the Territory. The Parties shall discuss any such requests made by Takeda in good faith, including by and through the Patent Committee.  Keros shall promptly respond to such request either confirming its consent, or, where such consent is to be withheld or conditioned, explaining the basis for such withholding or condition.  For clarity, Keros may not unreasonably withhold, condition or delay such consent; and for the purposes of this Agreement, the Parties acknowledge and agree that neither any existing or potential commercial arrangements as between Keros and the alleged Third Party infringer, nor Keros’s assessment of the profitability or economic potential of the applicable Licensed Products or any Third Party products shall be a reasonable basis for withholding or conditioning such consent. Except in cases where Keros identifies a reasonable strategic rationale for not defending a Keros Prosecuted Patent as provided in this Section 8.5(b), if Keros elects not to defend or control the defense of any Keros Prosecuted Patents in an Action brought in the Territory, then Takeda may conduct and control the defense of any such claim or Action, at its own cost and expense.
(c)Product-Specific Patents and Joint Patent Rights. Takeda shall have the first right, but not the obligation, to defend and control the defense of the validity and enforceability of the Product-Specific Patents and Joint Patent Rights in the Territory, at its own cost and expense. Except in cases where Takeda identifies a reasonable strategic rationale for not defending a Product-Specific Patent or Joint Patent Right as provided in this Section 8.5(c), if Takeda elects not to defend or control the defense of any Product-Specific Patent or Joint Patent Right in an Action brought in the Territory, then Keros may conduct and control the defense of any such claim or Action, at its own cost and expense.
(d)Cooperation. Each Party shall assist and cooperate with the other Party as such other Party may reasonably request from time to time in connection with its activities set forth in this Section 8.5, including by being joined as a party plaintiff in such Action, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours. In connection with any such defense or claim or counterclaim, the controlling Party shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any steps taken, and shall provide copies of all documents filed, in connection with such defense, claim, or counterclaim; provided that doing so would not waive any privilege or violate any court order or Applicable Law. In connection with the activities set forth in this Section 8.5, each Party shall consult with the other as to the strategy for the defense of Keros Prosecuted Patents, Product-Specific Patents, and Joint Patents. Neither Party shall have the right to settle any claim or Action under this Section 8.5 in a manner that imposes any costs or liability on, or would adversely affect the interests hereunder of the Party not bringing suit in any material respect without the express written consent of such other Party, such consent not to be unreasonably withheld, delayed or conditioned.
(e)Relationship to Enforcement of Patents. Notwithstanding anything herein to the contrary, the defense of any challenge of validity, enforceability or patentability of any of the Keros Prosecuted Patents, Product-Specific Patents, or Joint Patent Rights that is raised in connection with or in response to a Product Infringement Action or biosimilar litigation or a claim of infringement of a Third Party’s intellectual property right shall be controlled by the Party who controls that Product Infringement Action or biosimilar litigation or the defense of such claim of infringement, as the case may be, and such Party shall have the right to manage, resolve, settle or dispose any such challenge according to Section 8.6 or Section 8.7, as applicable. For clarity, this Section 8.5 shall not apply to control of any opposition, re-issuance, post-grant review, inter partes review, reexamination request, nullity action, interference or other similar post-grant proceedings and any appeals therefrom, which proceedings shall be governed by Section 8.2. Nothing in this Section 8.5 shall limit any indemnification rights or obligations of a Party under Article 10.
(f)Subject to Section 8.6, if Takeda determines that any Patent Right or Know-How of one or more Third Parties is necessary for the Exploitation of any Licensed Compound or Licensed Product by Takeda or any of its Affiliates or any of its or their Sublicensees, distributors or customers in the Territory, then, as between the Parties, Takeda shall have the first right, but not the obligation, to challenge the applicability, patentability, validity or enforceability of, or to enter into an Acquired Third Party License. In the event that Takeda or its Affiliate negotiates and obtains any such Acquired Third Party License, any royalty or milestone payment otherwise payable to Keros under this Agreement may be reduced by all or a portion of all consideration payable to Third Parties in respect of such Acquired Third Party License(s) in accordance with, and to the extent permitted by, Section 5.6.
8.6Third Party Infringement of Licensed Patent Right or Joint Patent Right.
(a)Notices. Each Party shall promptly notify the other Party in writing of any alleged or threatened (i) infringement of any Keros Prosecuted Patents, Product-Specific Patents, or Joint Patent Rights by a Third Party in the Territory of which such Party becomes aware to the extent pertaining to Takeda’s Development, Manufacture, Commercialization or other Exploitation of any Licensed Compound or Licensed Product in the Territory; (ii) unauthorized use or misappropriation of any of the Licensed Know-How of which such Party becomes aware, to the extent pertaining to Takeda’s Development, Manufacture, Commercialization or other Exploitation of any Licensed Compound or Licensed Product in the Territory; (iii) unauthorized use or misappropriation of any of the Know-How included in the Joint IP of which such Party becomes aware; or (iv) notification under the Biologics Price Competition and Innovation Act of 2009, as amended, or similar law, from a biosimilar applicant arising from the filing of an application for the Regulatory Approval of a product intending to show that such product is biosimilar to any Licensed Product that is a reference product for which a claim of infringement of any of the Keros Prosecuted Patents, Product-Specific Patents, or Joint Patent Rights by the Manufacture or sale of such product could reasonably be asserted (clauses (i)-(iv) collectively, “Product Infringement”).
(b)Keros Prosecuted Patents. Keros shall have the first right, but not the obligation, to prosecute any Product Infringement of the Keros Prosecuted Patents in the

Territory at its sole cost and expense and Keros shall retain control of the prosecution of any such Action. If Keros prosecutes any such Product Infringement of the Keros Prosecuted Patents in the Territory, Takeda shall have the right to join as a party to such Action in the Territory and participate with its own counsel at its own expense; provided that Keros shall retain control of the prosecution of such Action. Notwithstanding the foregoing, Keros shall not initiate any Action with respect to any Product Infringement without the prior written consent of Takeda, such consent not to be unreasonably withheld, delayed or conditioned. Furthermore, if at any time following the Effective Date, Takeda (i) identifies any Product Infringement; or (ii) reasonably determines that any Keros Prosecuted Patents with one or more Valid Claims that Cover the composition of matter of a Licensed Compound or Licensed Product or a method of use of a Licensed Product in the treatment of an approved indication in the Licensed Product’s approved label are likely to provide exclusivity to the applicable Licensed Compound or Licensed Product in connection with any Action with respect to Product Infringement, Takeda may by written notice request that Keros take all necessary steps to enforce the applicable Know-How or Patent Rights in an Action taken against such Third Party (including, where required by either joining with Takeda in such Action or providing an additional license grant to Takeda sufficient for standing purposes in the context of such proposed enforcement action). The Parties shall discuss any such requests made by Takeda in good faith, including by and through the Patent Committee. Keros shall promptly respond to such request either confirming its consent, or, where such consent is to be withheld or conditioned, explaining the basis for such withholding or condition. For clarity, Keros may not unreasonably withhold, condition or delay such consent; and for the purposes of this Agreement, the Parties acknowledge and agree that neither any existing or potential commercial arrangements as between Keros and the alleged Third Party infringer, nor Keros’s assessment of the profitability or economic potential of the applicable Licensed Products or any Third Party products shall be a reasonable basis for withholding or conditioning such consent. If Keros does not use Commercially Reasonable Efforts to prosecute the Product Infringement of such Keros Prosecuted Patents in the Territory, then Takeda may, but is not obligated to, prosecute such Product Infringement in the Territory, at its own cost and expense. If Keros declines to enforce a Keros Prosecuted Patent at Takeda’s request pursuant to this Section 8.6(b), then such Keros Prosecuted Patent shall no longer be taken into account in determining the Royalty Term with respect to any Licensed Product, effective from the date of Takeda’s request.
(c)Product-Specific Patents and Joint Patent Rights. Takeda shall have the first right, but not the obligation, to prosecute any Product Infringement of any Product-Specific Patents or Joint Patent Rights, at its sole cost and expense, and Takeda shall retain control of the prosecution of any such Action. If Takeda prosecutes any such Product Infringement, Keros shall have the right to join as a party to such Action in the Territory and participate with its own counsel at its own expense; provided that Takeda shall retain control of the prosecution of such Action. Without limiting the foregoing, if requested by Takeda, Keros shall join as a party to such Action and provide other reasonable assistance to Takeda in connection with such Action at no charge to Takeda. During any such Action, Takeda shall (i) keep Keros reasonably informed of all material developments in connection with such Action; and (ii) reasonably consider Keros’s comments. Except in cases where Takeda identifies a reasonable strategic rationale for not pursuing prosecution of Product Infringement as provided in this Section 8.6(c), if Takeda does not use Commercially Reasonable Efforts to prosecute the Product Infringement of such Product-Specific Patents or Joint Patent Rights, then Keros may, but is not obligated to, prosecute such Product Infringement in the Territory, at its own cost and expense.
(d)Patent Exclusivity Listings. As between the Parties, Takeda shall have the sole right to make all filings with Regulatory Authorities in the Territory with respect to the

Licensed Patent Rights and Joint Patent Rights, including as required or allowed (x) in the United States, in the FDA’s Orange Book or Purple Book, as applicable, and (y) in the European Union, under the national implementations of Article 10.1(a)(ii) of Directive 2001/EC/83 or other international equivalents. Keros shall provide prompt and reasonable assistance, as requested by Takeda in writing, with respect to such filings, including by taking such action as may be required of the Patent Right holder under any Applicable Law. Following the Effective Date, if either Party receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the PHSA (a “Biosimilar Application”) naming a License Product as a reference product or otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), such Party shall, within [***], notify the other Party so that the other Party may seek permission to view the application and related confidential information from the filer of the Biosimilar Application under Section 351(l)(1)(B)(iii) of the PHSA. If either Party receives any equivalent Biosimilar Application or otherwise becomes aware that such an equivalent Biosimilar Application has been filed in any other jurisdiction in the Territory, then such Party shall, within [***], notify and provide the other Party with copies of such communication. Regardless of the Party that is the “reference product sponsor” for purposes of such Biosimilar Application, (i) Takeda shall have the sole right to designate pursuant to Section 351(l)(1)(B)(ii) of the PHSA the outside counsel and in-house counsel who shall receive confidential access to the Biosimilar Application; (ii) Takeda shall have the right to list any Product-Specific Patents and Joint Patent Rights except to the extent expressly prohibited under Applicable Law, and the Keros Prosecuted Patents, insofar as they Cover the applicable Licensed Product, as required pursuant to Section 351(l)(3)(A), Section 351(l)(5)(b)(i)(II), or Section 351(l)(7) of the PHSA, to respond to any communications with respect to such lists from the filer of the Biosimilar Application, and to negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for information exchange than that specified in Section 351(l) of the PHSA; and (iii) Takeda shall have the sole right to identify such Patent Rights or respond to communications under any equivalent or similar listing in any other jurisdiction in the Territory. At Takeda’s reasonable request and expense, Keros shall cooperate with Takeda in connection therewith, including meeting any submission deadlines, in each case, to the extent required or permitted by Applicable Law. If required pursuant to Applicable Law, Keros shall prepare such lists and make such responses at Takeda’s direction and expense. Takeda shall (A) reasonably consult with Keros prior to identifying Keros Prosecuted Patents to a Third Party as contemplated by this Section 8.6(d), and shall consider in good faith Keros’s advice, requests and suggestions with respect thereto, and (B) notify Keros of any such lists or communications promptly after they are made.
(e)Conduct of Biosimilar Patent Litigation. Following the Effective Date, Takeda shall be responsible for initiating, controlling, and managing any biosimilar litigation relating to any Licensed Compound or Licensed Product in the Territory. Takeda shall have the first right to bring an action for Product Infringement of the Product-Specific Patents and Joint Patent Rights including as required under Section 351(l)(6) of the PHSA following the agreement on a list of Patent Rights for litigation under Section 351(l)(4) of the PHSA or exchange of Patent Rights lists pursuant to Section 351(l)(5)(B) of the PHSA, or following any equivalent or similar certification or notice required in any other jurisdiction. The Parties’ rights and obligations with respect to the foregoing legal actions shall be as set forth in Section 8.6(b) through Section 8.6(d); provided that within [***] of reaching agreement on a list of Patent Rights for litigation under Section 351(l)(4) of the PHSA or exchange of Patent Rights lists pursuant to Section 351(l)(5)(B) of the PHSA, Takeda shall notify Keros as to whether or not it elects to prosecute such Product Infringement. Either Party shall, within [***], notify and provide the other Party with copies of any notice of commercial marketing provided by the filer of a Biosimilar Application pursuant to Section 351(l)(8)(A) of the PHSA, or any equivalent or similar certification or notice in any other jurisdiction. Thereafter, Takeda shall have the first right to seek an injunction or other remedies against such commercial marketing as permitted pursuant to Section 351(l)(8)(B) of the PHSA.
(f)Cooperation. The Parties agree to cooperate fully in any Product Infringement action pursuant to this Section 8.6, including furnishing a power of attorney solely for such purpose or joining in, or be named as a necessary party to, such action, providing reasonable access to relevant records, documents (including laboratory notebooks) and other evidence and making inventors and other of its employees reasonably available; provided that the controlling Party shall reimburse such other Party for its reasonable and verifiable out-of-pocket Costs incurred in connection therewith (which excludes, for the avoidance of doubt, outside attorney’s fees incurred by such Party). Unless otherwise set forth herein, the Party entitled to bring any Product Infringement litigation in accordance with this Section 8.6 shall have the right to settle such claim; provided that (a) Keros shall not have the right to settle any Product Infringement under this Section 8.6 without the express written consent of Takeda (which consent shall not be unreasonably withheld, conditioned or delayed) and (b) neither Party shall have the right to settle an infringement under this Section 8.6 in a manner that admits invalidity or unenforceability of any Licensed Patent Rights or Joint Patent Rights without the express written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed). In the event that Keros controls a Product Infringement Action pursuant to this Section 8.6, Keros shall (x) consult with Takeda as to the strategy for the prosecution of such claim, suit or proceeding (y) consider in good faith any comments from Takeda, and (z) keep Takeda reasonably informed of any material steps taken and provide copies of all material documents filed with the court if doing so would not waive any privilege or violate any court order or Applicable Law, in connection with such claim, suit or proceeding. In the event that Takeda controls a Product Infringement Action pursuant to this Section 8.6, Takeda shall keep Keros reasonably informed of any material steps taken and provide Keros with high-level details regarding the status of such claim, suit or proceeding.
(g)Procedures; Expenses and Recoveries. If a Party obtains from a Third Party, in connection with any Product Infringement Action under Section 8.6, any damages, license fees, royalties or other compensation (including any amount received in settlement of such suit), then such amounts shall be allocated in all cases as follows:
(i)[***]
8.7Infringement of Third Party Intellectual Property.
(a)If the Exploitation of any Licensed Compound or Licensed Product, or the application of Licensed IP or Joint IP to the Exploitation of any Licensed Compound or Licensed Product, by Keros or its Affiliates or Takeda or any other Selling Party becomes the subject of a claim of infringement of a Third Party’s intellectual property right anywhere in the world, and without regard to which Party is charged with said infringement, and the venue of such claim, the Parties shall promptly confer to discuss the claim.
(b)Takeda will have the first right, but not the obligation, to control the defense of (including to settle) any such claim in any Action in the Territory that is the subject of Section 8.7(a), at Takeda’s sole expense (subject to Section 8.8) using counsel of its choice. Keros will have the right, but not the obligation, to participate and be independently represented in any such Action at its sole option and at its own expense. Each Party will keep the other Party hereto reasonably informed of all material developments in connection with any such Action, and the Parties will reasonably cooperate in conducting the defense of any such Action. Keros shall provide written notice to, and discuss with Takeda prior to settling or compromising any such claim in any Action and shall consider any comments provided by Takeda in good faith.
8.8Third Party Intellectual Property Claims Costs. Without limitation to the rights of any Takeda Indemnitee under Section 10.1, Takeda shall be entitled to reduce any royalty or milestone payment payable to Keros pursuant to Article 5 by [***] of the aggregate amount of any costs or expenses (including, solely in the case of a claim in respect of a Specified Matter, damages, judgements or awards) incurred by Takeda or its Affiliates in connection with the defense of a claim of infringement of a Third Party’s intellectual property right pursuant to Section 8.7 to the extent such claim is attributable to the Licensed Compound or Licensed Product as in existence on the Execution Date, subject to the limitations set forth in Section 5.7; provided, however, that in connection with the defense of any such claim arising from any matter within Part A of the definition of “Specified Matter” [***], the percentage of such costs and expenses (including damages, judgements or awards) that may be deducted from royalties and milestones in accordance with the foregoing shall be [***] and such deduction shall not be subject to the limitations set forth in Section 5.7, whereas in connection with the defense of any such claim arising from any matter within Part B of the definition of “Specified Matter” [***], the percentage of such costs and expenses (including damages, judgements or awards) that may be deducted from royalties and milestones in accordance with the foregoing shall be [***] with such deduction subject to the limitations set forth in Section 5.7.
Article 9.
TERM AND TERMINATION
9.1Term. This Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to Section 9.2, shall continue in effect until expiration of the last to expire Royalty Term (the “Term”). On a Licensed Product-by-Licensed Product and country-by-country basis, upon expiration of the applicable Royalty Term for a Licensed Product in a country or jurisdiction, the exclusive license granted to Takeda pursuant to Section 2.1 with respect to such Licensed Product in such country or jurisdiction shall become royalty-free, fully paid-up, perpetual and irrevocable.
9.2Termination Rights.
(a)Termination for Failure to Obtain HSR Clearance. If the Effective Date has not occurred within [***] after the Execution Date, this Agreement may be terminated by either Party on written notice to the other Party. In such event, neither Party shall have any further obligations under this Agreement, except for such Party’s obligations of non-disclosure pursuant to Article 6.
(b)Termination for Convenience. Takeda shall have the right to terminate this Agreement in its entirety or on a country-by-country basis (each a “Terminated Country” and collectively, “Terminated Countries”) for any reason, or no reason, on [***] prior written notice to Keros, provided that (i) with respect to countries outside of the EU, if Takeda or its Affiliate or Sublicensee has not commenced Clinical Development of a Licensed Product in the applicable country or countries subject to such termination, the minimum notice period for such termination shall be [***] and (ii) Takeda may not terminate this Agreement with respect to [***] without terminating this Agreement with respect to [***].
(c)Termination for Material Breach.

(i)If either Party believes in good faith that the other is in material breach of this Agreement, then the non-breaching Party (the “Non-Defaulting Party”) may deliver written notice of such breach to the other Party (the “Defaulting Party”), which notice shall describe such breach in reasonable detail and state the Non-Defaulting Party’s intention to terminate this Agreement or, as applicable, exercise the rights set forth in Section 9.2(f). For any such alleged material breach, the allegedly breaching Party will have [***] from the receipt of the initial notice to cure such breach. If the Party receiving notice of material breach fails to cure the breach within such [***] period, then the Non-Defaulting Party may terminate this Agreement in its entirety. Notwithstanding the foregoing, if such material breach, by its nature cannot be cured within the foregoing cure period or is incurable, but the consequences of such breach can be reasonably alleviated but not within the foregoing cure period (an “Extended Cure Breach”), then such cure period shall be extended if, prior to the end of the initial [***] cure period, the Defaulting Party provides a reasonable written plan for curing or reasonably alleviating the consequences of such material breach and thereafter uses Commercially Reasonable Efforts to cure or alleviate such material breach in accordance with such written plan. Notwithstanding the foregoing, in no event shall such cure period in respect of an Extended Cure Breach under this Section 9.2(c)(i) extend for more than [***] after the Defaulting Party provides such written plan to the other Party.
(ii)In case the Defaulting Party disputes the existence or materiality of a material breach alleged by the Non-Defaulting Party under Section 9.2(c)(i), then the issue of whether the Non-Defaulting Party may properly terminate this Agreement on expiration of the applicable cure period will be resolved in accordance with Sections 11.7 and 11.8 and the cure periods set forth in Section 9.2(c)(i) shall be tolled for the duration of the dispute resolution proceedings until a final resolution of such dispute. If, as a result of such dispute resolution proceeding, it is determined that the Defaulting Party committed a material breach, the Defaulting Party will have an opportunity to cure such material breach during the [***] period after such determination. If the Parties dispute whether such material breach was so cured, such dispute will also be determined in accordance with Sections 11.7 and 11.8. This Agreement will remain in full force and effect while any such dispute resolution proceeding is pending, such proceeding will not suspend any obligations of either Party hereunder, and each Party will use reasonable efforts to mitigate any damage. Notwithstanding the foregoing, if any payments become payable during such period as this Agreement remains in effect solely by virtue of the preceding sentence, the Party to whom such payment obligation is attributed shall be entitled to withhold such payment until the date on which it is determined that this Agreement was not terminable by virtue of the asserted material breach giving rise to such dispute. If, as a result of such dispute resolution proceeding, it is determined that (I) the Defaulting Party did not commit such breach, (II) such breach was not material or (III) such breach was cured in accordance with this Section 9.2(c), then no termination will be effective, and this Agreement will continue in full force and effect.
(d)Termination for Insolvency. Each Party shall have the right to terminate this Agreement in its entirety upon delivery of written notice to the other Party in the event that (a) the other Party files in any court or agency pursuant to any statute or regulation of any jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of the other Party or its assets, (b) the other Party is served with an involuntary petition against it in any insolvency proceeding and such involuntary petition has not been stayed or dismissed within [***] of its filing, or (c) the other Party makes an assignment of substantially all of its assets for the benefit of its creditors.

(e)Termination by Takeda for Serious Safety Issue. Takeda shall have the right to terminate this Agreement upon [***] prior written notice to Keros in the event that Takeda reasonably determines that a Licensed Compound or Licensed Product that is being Developed, Manufactured, Commercialized or otherwise Exploited by Takeda or its Affiliates or Sublicensees poses a serious safety or public health risk or concern, as demonstrated by clinically relevant and documented events; provided that the Parties shall, promptly after Keros’ receipt of such notice, commence discussions of and require the Parties to engage in an orderly process in which to wind down the Parties’ activities with respect to the Licensed Compounds and Licensed Products in compliance with Applicable Laws. Notwithstanding any longer period prior to termination specified in Takeda’s written notice under this Section 9.2(e), this Agreement will terminate automatically [***] from the date Keros receives Takeda’s written notice to Keros. Anything to the contrary notwithstanding, after providing notice of termination pursuant to this Section 9.2(e), Takeda shall not be deemed to be in breach of or in non-compliance with this Agreement based upon its taking or failing to take (or its Sublicensees’ or subcontractors’ taking or failing to take) any action in respect of or in relation to any Licensed Compounds or Licensed Products that it is reasonably necessary or prudent in order to protect patient health and safety or prevent personal injury following notice of any such safety or public health issue.
(f)In Lieu of Termination. Notwithstanding the foregoing, if Takeda has the right to terminate this Agreement pursuant to Section 9.2(c), then, in lieu of exercising such termination right, Takeda shall have the right, by way of written notice to Keros, to continue this Agreement in accordance with its terms, except that all further milestone and royalty payments due from Takeda to Keros pursuant to Sections 5.2, 5.3, 5.4 and 5.5 (as the same may be adjusted pursuant to other applicable provisions of this Agreement) shall be reduced by [***]. Nothing contained in this Section 9.2(f) shall limit Takeda’s right to pursue any other remedy for Keros’ breach of this Agreement; provided, however, that, if Takeda invokes its right under this Section 9.2(f), then Takeda agrees that [***].
(g)Termination for Patent Challenge. Except to the extent the following is unenforceable under the Applicable Laws of a particular jurisdiction in the Territory, if Takeda or any of its Affiliates files, assists a Third Party in filing, or joins a Third Party in filing or maintaining, a patent challenge of any Patent Right Controlled by Keros that Covers any Licensed Product (a “Patent Challenge”), and does not withdraw (or cease assisting, in the case of a Third Party filing) such Patent Challenge within [***] after receipt of written notice from Keros, then Keros may terminate this Agreement. This Section 9.2(g) will not apply to any Patent Challenge that is first made by Takeda in defense of a claim of patent infringement brought by Keros under the applicable Patent Right, and with respect to any Sublicensee, Keros will not have the right to terminate under this Section 9.2(g) if Takeda (x) causes such Patent Challenge to be terminated or dismissed or (y) terminates such Sublicensee’s sublicense, in each case within [***] of Keros’s notice to Takeda under this Section 9.2(g). Notwithstanding the foregoing, Keros will not have the right to terminate under this Section 9.2(g) as a result of (i) any Action that would otherwise be a Patent Challenge hereunder to the extent commenced by a Third Party that after the Effective Date acquires or is acquired by Takeda or its Affiliates or its other business assets, whether by stock purchase, merger, asset purchase or otherwise, provided that such Action was commenced prior to the closing of such acquisition; (ii) any Action by a licensor of a product licensed by Takeda for which the licensor has an existing challenge as of the date of the grant of such license, whether in a court or administrative proceeding, against a Patent Right Controlled by Keros; (iii) any Patent Challenge required to be commenced pursuant to an order of a Governmental Authority or Applicable Laws; (iv) challenges by an open forum entity or other industry group in which Takeda or its Affiliates or Sublicensees do not direct or control the action of such entity; (v) general activities not specifically directed to a particular Patent Right, such as amicus briefs on cases not involving a Patent Right Controlled by Keros;

(vi) lobbying or other efforts directed to patent issues generally and not to any specific Patent Right Controlled by Keros; or (vii) providing documents or testimony in response to any discovery requests or court order in a valid legal process not directed to a Patent Challenge of a Patent Right Controlled by Keros.
9.3Effects of Termination
(a)Upon any termination of this Agreement by either Party in its entirety or with respect to the Terminated Countries, the licenses granted by Keros to Takeda pursuant to Article 2 shall terminate and be of no further effect with respect to this Agreement or the Terminated Countries, as applicable; provided that the Parties shall, for a period not to exceed [***] after the date of termination, discuss in good faith terms and conditions under which Takeda and its Affiliates will wind-down its activities and transition on-going activities to Keros or grant rights or licenses, as necessary, to Keros under any Takeda solely-owned intellectual property on terms and conditions to be agreed by the Parties (provided, however, that in the case of any termination by Takeda for convenience, Takeda shall grant to Keros a royalty-free and fully paid-up, perpetual and unterminable, freely sublicensable through multiple tiers exclusive license under any Takeda solely-owned intellectual property that is necessary in order for Keros to Exploit the Licensed Product following such termination in the same manner it was Exploited by Takeda and its Affiliates immediately prior to termination); provided further that, Takeda’s licenses will survive solely to the extent necessary to perform such wind-down and transition activities, including, if Takeda or other Selling Parties has inventory of usable Licensed Product(s) as of the effective date of termination, the right to continue to sell such inventory of Licensed Products in the Field in the Territory until the earlier to occur of (i) [***] after the effective date of termination and (ii) the date on which Takeda and other Selling Parties no longer has such inventory of Licensed Product(s). For clarity, in the event of termination on a country-by-country basis, patents specific to the Terminated Country(ies) will no longer be considered Licensed Patents.
(b)Except in the event of a termination by Takeda pursuant to Section 9.2(b) in respect of one or more countries in the Territory, or in the event of any termination in respect of an EU country, [***].
(c)Except as otherwise set forth in this Agreement, termination or expiration of this Agreement shall not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration, nor prejudice either Party’s right to obtain performance of any obligation.
(d)The following provisions of this Agreement shall survive any expiration or termination of this Agreement: Sections 2.5; 5.5(b), 5.5(c), 5.6, 5.7, 5.11 through 5.16 (all such Sections in Article 5, solely with respect to payment obligations accrued prior to expiration or termination); 6.1 through 6.4; 6.7; 8.1; 8.2 (solely with respect to Joint Patent Rights); 8.3 (solely with respect to Joint Patent Rights); 8.5(c) (solely with respect to Joint Patent Rights); 8.6(c) (solely with respect to Joint Patent Rights); 8.8 (solely with respect to payment obligations accrued prior to expiration or termination); 9.3; 10.1 through 10.4; 11.3; 11.4; 11.5; 11.7; 11.8; 11.11; 11.13; 11.16; 11.17; 11.18; 11.20; 11.21; and 11.22 and Article 1. In addition, the following provisions of this Agreement shall survive any expiration of this Agreement in accordance with Section 9.1: Sections 2.1; 2.2; 2.3; 2.4(a); 2.9; 2.10; 8.2; 8.3; 8.4; 8.6; and 11.10.

Article 10.
INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE
10.1Indemnification by Keros.Keros shall indemnify, defend and hold harmless Takeda, its Affiliates and, as applicable, their respective directors, officers, employees, Sublicensees, agents and assigns (each, a “Takeda Indemnitee”) from and against any and all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) (“Losses”) incurred in connection with any claims, demands, actions or other proceedings by any Third Party (individually and collectively, “Claims”) against such Takeda Indemnitee to the extent arising from (a) the Development, Manufacture, Commercialization or other Exploitation of the Licensed Compound or any Licensed Product by or on behalf of Keros or any of its Affiliates or licensees, including product liability Claims, in the Excluded Territory, (b) the Development, Manufacture, Commercialization or other Exploitation of the Licensed Compound or any Licensed Product by or on behalf of Keros or any of its Affiliates or licensees prior to the Effective Date, (c) negligence or willful misconduct by or on behalf of Keros Indemnitees in connection with the activities contemplated by this Agreement, or (d) the breach by or on behalf of Keros of any warranty, representation or covenant of Keros in this Agreement; except, in each case, to the extent such Losses are attributable to Losses for which Takeda is obligated to indemnify any Keros Indemnitee under Section 10.2.
10.2Indemnification by Takeda. Takeda shall indemnify, defend and hold harmless Keros, its Affiliates and, as applicable, their respective directors, officers, employees, licensees, agents and assigns (each, a “Keros Indemnitee”) from and against any and all Losses incurred in connection with any Claims against such Keros Indemnitee to the extent arising from (a) the Development, Manufacture, Commercialization or other Exploitation of the Licensed Compound or any Licensed Product by or on behalf of Takeda or any of its Affiliates or its or their Sublicensees, including product liability Claims, in the Territory, (b) negligence or willful misconduct by or on behalf of Takeda Indemnitees in connection with the activities contemplated by this Agreement, or (c) the breach by or on behalf of Takeda of any warranty, representation or covenant of Takeda in this Agreement; except, in each case, to the extent such Losses are attributable to Losses for which Keros is obligated to indemnify any Takeda Indemnitee under Section 10.1.
10.3Procedure. The Party claiming indemnity under Section 10.1 or Section 10.2 (the “Indemnified Party”) shall give written notice to the other Party (the “Indemnifying Party”) promptly after learning of the applicable Claim. The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of such Claim. The Indemnified Party may participate in and monitor (but not control) such defense with counsel of its own choice at its own expense; provided, however, that the Indemnifying Party shall have the right to assume and conduct the defense of such Claim with counsel of its choice (provided such choice is reasonably acceptable to the Indemnified Party, and such acceptance not to be reasonably withheld, conditioned or delayed) and the Indemnifying Party shall pay the fees and expenses of such counsel related to such proceeding. The Indemnifying Party shall not settle such Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, conditioned, or delayed, unless the settlement involves only the payment of money and no material obligation of or admission of wrong-doing or fault by the Indemnified Party, provided that the Indemnifying Party shall keep the Indemnified Party regularly informed of the status of the defense of the Claim and shall take into consideration the Indemnified Party’s reasonable comments thereon. So long as the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party shall not settle such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of such Claim, (a) the

Indemnified Party may defend against and consent to the entry of any judgment, or enter into any settlement with respect to, such Claim in any manner the Indemnified Party may deem reasonably appropriate; provided, that the Indemnified Party shall not settle such Claim without the prior written consent of the Indemnifying Party if the settlement involves any material obligation of or admission of wrong-doing or fault by the Indemnifying Party and (b) the Indemnifying Party will remain responsible to indemnify the Indemnified Party as provided in this Article 10. The indemnity arrangement in this Article 10 shall not apply to amounts paid in settlement of any action with respect to a Claim, if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be withheld or delayed unreasonably. Notwithstanding the foregoing, if the Indemnifying Party notifies the Indemnified Party in writing that it does not intend to assume the defense of any Claim subject to indemnification hereunder in accordance with the foregoing or fails to assume the defense of any Claim at least [***] before any deadline the passing of which could adversely affect the outcome without responsive action by or on behalf of the Indemnified Party (or, if the Indemnifying Party receives less than [***] notice of such deadline, if it fails to assume such defense as soon as practicable following receipt of notice), the Indemnified Party shall have the right to assume and control such defense and shall have the right to settle or compromise the same without the Indemnifying Party’s consent, and the fees and expenses incurred by the Indemnified Party in connection therewith, including its reasonable legal fees and expenses, will be included in the indemnifiable Losses in connection with such Claim.
10.4General Limitation of Liability. OTHER THAN IN THE CASE OF A BREACH OF SECTION 2.1(a), SECTION 2.6, SECTION 2.7 OR ARTICLE 6, NEITHER PARTY WILL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, OR LOST PROFITS, ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT AS A RESULT OF AMOUNTS PAID TO THIRD PARTIES IN CONNECTION WITH CLAIMS SUBJECT TO INDEMNIFICATION UNDER SECTION 10.1 OR SECTION 10.2.
10.5Insurance. Each Party shall procure and maintain comprehensive general liability insurance for itself and its Affiliates from a recognized, creditworthy insurance company, on a claims-made basis, with endorsements for contractual liability and an umbrella liability policy with coverage limits of no less than [***] per occurrence and an annual aggregate limit of [***]. The minimum level of insurance set forth herein shall not be construed to create a limit on either Party’s liability hereunder. Within [***] upon written request from either Party, each Party shall furnish to the other a certificate of insurance evidencing such coverage as of the date. Each such certificate of insurance, as well as any certificates evidencing new or modified coverages of both Parties, shall include a provision whereby [***] prior written notice must be received by Takeda prior to coverage modification or cancellation by either Party or the insurer and of any new or modified coverage. In the case of a modification or cancellation of such coverage, either Party shall promptly provide one another with a new certificate of insurance evidencing such new insurance coverage. The Parties agree that Takeda may satisfy its obligations under this Section 10.5 through self-insurance.
Article 11.
MISCELLANEOUS
11.1Designation of Affiliates. Subject to Section 5.12(c), each Party may discharge any obligations and exercise any rights hereunder through delegation of its obligations or rights to any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such

Party’s obligations under this Agreement and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate. In particular, if any Affiliate of a Party participates under this Agreement: (a) the restrictions of this Agreement which apply to the activities of a Party shall apply equally to the activities of such Affiliate; and (b) the Party affiliated with such Affiliate hereby guarantees that any Patent Rights, Know-How or intellectual property developed by such Affiliate will be governed by the provisions of this Agreement (and subject to the licenses set forth in this Agreement) as if such Patent Rights, Know-How or intellectual property had been developed by such Party.
11.2Assignment.  Except as provided in this Section 11.2, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party; provided, however, that (and notwithstanding anything elsewhere in this Agreement to the contrary) subject to Section 5.12(c) (a) either Party may, without the written consent of the other Party, assign this Agreement and its rights and obligations hereunder to an Affiliate of such Party, (b) Takeda may, without the written consent of Keros, assign this Agreement and its rights and obligations hereunder to a Sophisticated Company by providing [***] prior written notice to Keros, and (c) Keros may, without the written consent of Takeda, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its assets or business to, or a merger or consolidation or similar transaction with, a Sophisticated Company, or, subject to Section 7.5, may assign the right to receive payments under this Agreement as part of a Royalty Monetization Transaction. Any attempted assignment not in accordance with this Section 11.2 shall be void. Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement. Any permitted assignment of this Agreement shall not operate to release the assigning Party from any of its obligations under this Agreement unless the Parties otherwise agree in writing.
11.3English Language.  This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement, shall be in the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.
11.4Severability.  Should one or more of the provisions of this Agreement become void or unenforceable as a matter of Applicable Laws, then this Agreement shall be construed as if such provision were not contained herein and the remainder of this Agreement shall be in full force and effect, and the Parties will use their best efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.
11.5Cumulative Remedies.  No remedy referred to in this Agreement is intended to be exclusive unless explicitly stated to be so, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.
11.6Disputes. The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. In the event of any disputes, controversies or differences which may arise between the

Parties, out of or in relation to or in connection with this Agreement, including any alleged failure to perform, or breach of this Agreement, or any issue relating to the interpretation or application of this Agreement (each, a “Dispute”), then upon the written request of either Party, the Parties agree to meet and discuss in good faith a possible resolution thereof within [***] of such written request, which good faith efforts shall include at least one meeting between senior officers of each Party. If the matter is not resolved within [***] following such meeting between senior officers, either Party may then invoke the provisions of Section 11.7.
11.7Litigation; Equitable Relief. The United States Federal Courts in the Southern District of New York, New York shall have exclusive jurisdiction over, and shall be the exclusive venues for resolution of, any Dispute not resolved through the informal Dispute-resolution procedures described above. Each Party expressly consents and submits to the exclusive personal jurisdiction of such courts and waives any claims for forum non conveniens or the like. Either Party may, at any time and without waiving any remedy under this Agreement, seek from any court having jurisdiction any temporary injunctive or provisional relief necessary to protect the rights or property of that Party.
11.8Governing Laws. Resolution of all disputes arising out of or related to this Agreement, or the validity, construction, interpretation, enforcement, breach, performance, application or termination of this Agreement and any remedies related thereto, shall be governed by and construed under the substantive laws of the State of New York, U.S.A., without regard to conflict of law principles thereof.
11.9Force Majeure. With the exception of the obligation to timely make payments of amounts due hereunder, neither Party will be held liable to the other Party, nor be deemed to have defaulted under or breached this Agreement, for failure or delay in performing any obligation under this Agreement to the extent that such failure or delay is caused by or results from acts or events beyond the reasonable control of such Party, including acts of God, embargoes, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotions, strikes, lockouts, or other labor disturbances (other than strikes, lockouts, or labor disturbances involving a Party’s own employees), government actions, fire, earthquakes, floods, epidemics, pandemics, the spread of infectious diseases, and quarantines (“Force Majeure”). The affected Party will notify the other Party in writing of any Force Majeure circumstances that may affect its performance under this Agreement as soon as reasonably possible after the affected Party becomes aware of the Force Majeure circumstances, will provide a good faith estimate of the period for which its failure or delay in performance under the Agreement is expected to continue based on currently available information, and will undertake diligent efforts necessary to mitigate and overcome such Force Majeure circumstances and resume normal performance of its obligations hereunder as soon a reasonably practicable under the circumstances. If the Force Majeure circumstance continues for more than [***], then the affected Party will update such written notice to the other Party on a [***] basis, or more frequently if reasonably requested by the other Party, to provide updated summaries of its mitigation efforts and its estimates of when normal performance under the Agreement will be able to resume, and the Parties will discuss in good faith the modification of the Parties’ obligations under this Agreement in order to mitigate the effects of such Force Majeure.
11.10Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by a Party to the other Party, including those set forth in Article 2, are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that Takeda and its Affiliates or Sublicensees, as Sublicensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code and any foreign counterpart thereto. The Parties further agree that upon commencement of a bankruptcy proceeding by or against a Party (the “Bankrupt Party”) under the U.S. Bankruptcy Code, the other Party (the “Non-Bankrupt Party”) will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property as granted under this Agreement. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) upon any such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party. The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agrees not to interfere with the exercise by the Non-Bankrupt Party or its Affiliates or Sublicensees of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement, and agrees to assist the Non-Bankrupt Party and its Affiliates or Sublicensees in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with this Agreement. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the U.S. Bankruptcy Code or other Applicable Laws.
11.11Waivers and Amendments.  The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.
11.12Relationship of the Parties.  Nothing contained in this Agreement shall be deemed to constitute a partnership, joint venture, or legal entity of any type between Keros and Takeda, or to constitute one as the agent of the other. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind, or commit the other.
11.13Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given on [***], if delivered personally, or on [***] after being sent by reputable overnight courier (with delivery tracking provided, signature required and delivery prepaid), in each case, to the Parties at the following addresses, or on the date sent and confirmed by electronic transmission to the email address specified below (or at such other address or email address for a Party as shall be specified by notice given in accordance with this Section 11.13).
If to Keros:

[***]

If to Takeda:

[***]

11.14Further Assurances.  Takeda and Keros hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all documents and take any action as may be reasonably necessary to carry out the intent and purposes of this Agreement.
11.15Compliance with Law.  Each Party shall perform its obligations under this Agreement in accordance with all Applicable Laws. No Party shall, or shall be required to, undertake any activity under or in connection with this Agreement which violates, or which it believes, in good faith, may violate, any Applicable Laws.
11.16WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH, TERMINATION OR VALIDITY THEREOF OR ANY TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NEITHER THE OTHER PARTY HERETO NOR ITS REPRESENTATIVES, AGENTS OR ATTORNEYS HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) IT MAKES THIS WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 11.16. EACH PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
11.17No Third Party Beneficiary Rights. This Agreement is not intended to and shall not be construed to give any Third Party any interest or rights (including any Third Party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby, except as otherwise expressly provided for in this Agreement.
11.18Entire Agreement.  This Agreement, including the Exhibits, Schedules and other attachments hereto, together with the TSA, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other communications between the Parties with respect to such subject matter. The Parties acknowledge and agree that, as of the Execution Date, all Confidential Information disclosed pursuant to the Confidentiality Agreement by a Party or its Affiliates shall be included in the Confidential Information subject to this Agreement and the Confidentiality Agreement is hereby superseded in its entirety and terminated (including termination of any provisions that were otherwise intended to survive); provided that the foregoing shall not relieve any Person of any right or obligation accruing under the Confidentiality Agreement prior to the Execution Date.
11.19Expenses.  Each Party shall pay its own costs, charges and expenses incurred in connection with the negotiation, preparation and completion of this Agreement.
11.20Headings. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.
11.21Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits and Schedules hereto. In the event of any conflict between the main body of this Agreement and any Exhibit or Schedule hereto, the main body of this Agreement shall prevail. Unless explicitly stated otherwise, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or Calendar Year; (c) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, including via email delivered in accordance with Section 11.13; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not merely to the particular provision in which such words appear; (e) the words “shall” and “will” have interchangeable meanings for purposes of this Agreement; (f) the word “or” shall have the inclusive meaning commonly associated with “and/or”; (g) provisions that require that a Party or the Parties “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter or otherwise; (h) words of any gender include the other gender; (i) words using the singular or plural number also include the plural or singular number, respectively; (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof; (k) references to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement; (l) references to any agreement (including this Agreement), document, or instrument shall mean such agreement, document, or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of this Agreement; (m) the phrase “non-refundable” or “non-creditable” is not intended to prevent a Party from pursuing and obtaining damages related to a breach; and (n) neither Party or its Affiliates shall be deemed to be acting “under authority of” the other Party.
11.22Construction.  The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.
11.23Counterparts. This Agreement may be executed in counterparts (including using any electronic signature covered by the United States ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other Applicable Law, e.g.,

www.docusign.com), and such counterparts may be delivered in electronic format, including by facsimile, email or other transmission method. Such delivery of counterparts shall be conclusive evidence of the intent to be bound hereby and each such counterpart, including those delivered in electronic format, and copies produced therefrom shall have the same effect as an originally signed counterpart. To the extent applicable, the foregoing constitutes the election of the Parties to invoke any Applicable Laws authorizing electronic signatures. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement, shall be disregarded in determining a Party’s intent or the effectiveness of such signature. No Party shall raise the use the delivery of signatures to this Agreement in electronic format as a defense to the formation of a contract, and each such Party forever waives any such defense.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Exclusive License Agreement to be executed by their duly authorized representatives.

KEROS THERAPEUTICS, INC. By: /s/ Jasbir Seehra Name: Jasbir Seehra Title: Chief Executive Officer	TAKEDA PHARMACEUTICALS U.S.A., INC. By: /s/ Julie Kim Name: Julie Kim Title: President

[Signature Page to Exclusive License Agreement]

EXHIBIT A
Structure of Licensed Compound[***]
Exhibit A – Structure of Licensed Compound

EXHIBIT B
Terms of Transfer of Manufacturing Know-How[***]

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Exhibit B – Terms of Transfer of Manufacturing Know-How

EXHIBIT C
Terms of Interim Supply[***]

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Exhibit C – Terms of Interim Supply

SCHEDULE 1.80
Keros Prosecuted Patents[***]

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Schedule 1.80 – Keros Prosecuted Patents

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Schedule 1.80 – Keros Prosecuted Patents

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[***]

Schedule 1.80 – Keros Prosecuted Patents

SCHEDULE 1.84(A)
Licensed Patent Rights[***]

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Schedule 1.84(A) - Licensed Patent Rights

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Schedule 1.84(A) - Licensed Patent Rights

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Schedule 1.84(A) - Licensed Patent Rights

SCHEDULE 1.84(B)
Exclusions from Licensed IP[***]

Schedule 1.84(B) – Exclusions from Licensed IP

SCHEDULE 1.112
Product-Specific Patents[***]

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Schedule 1.112 – Product-Specific Patents

SCHEDULE 4.2(D)
Prepaid Expenses[***]
Schedule 4.2(d) – Prepaid Expenses

SCHEDULE 6.6(A)(I)
Takeda Press Release
See attached.
Schedule 6.6(a)(i) – Takeda Press Release

SCHEDULE 6.6(A)(II)
Keros Press Release
Keros Therapeutics Announces Global License Agreement with Takeda to Advance Elritercept

Keros Therapeutics to receive upfront payment of $200 million and is eligible to receive development, approval and commercial milestone payments with the potential to exceed $1.1 billion and tiered royalties on net sales

LEXINGTON, Mass., December XX, 2024 (GLOBE NEWSWIRE) -- Keros Therapeutics, Inc. (“Keros” or the “Company”) (Nasdaq: KROS), a clinical-stage biopharmaceutical company focused on developing and commercializing novel therapeutics to treat a wide range of patients with disorders that are linked to dysfunctional signaling of the transforming growth factor-beta (“TGF-ß”) family of proteins, today announced an exclusive global development and commercialization license agreement with Takeda (TSE:4502/NYSE:TAK) to advance elritercept. Elritercept is currently in two ongoing Phase 2 clinical trials; one in patients with very low-, low-, or intermediate-risk myelodysplastic syndrome (“MDS”) and one in patients with myelofibrosis (“MF”). The Phase 3 RENEW clinical trial evaluating elritercept in adult patients with transfusion-dependent anemia with very low-, low-, or intermediate-risk MDS will begin enrollment soon.

Under the terms of the agreement, Takeda will obtain an exclusive license to further develop, manufacture and commercialize elritercept worldwide outside of mainland China, Hong Kong and Macau. Takeda will be responsible for all development, manufacturing and commercialization as of the effective date of the agreement. Subject to the terms of the agreement, Keros will receive a $200 million upfront cash payment and is eligible to receive development, approval and commercial milestones with the potential to exceed $1.1 billion. Keros will also be eligible to receive tiered royalties on net sales.

“We are thrilled to announce this agreement with Takeda, a leader in the hematologic oncology treatment space,” said Jasbir S. Seehra, Ph.D., Chair and Chief Executive Officer of Keros. “We believe this global license further validates Keros’ position as a leader in understanding the role of the TGF-ß family of proteins and the broad potential of this biological pathway.”

“We believe Takeda is an ideal partner to maximize the potential of elritercept’s differentiated profile and continue to build on the great progress our team has accomplished with elritercept,” said Chris Rovaldi, President and Chief Operating Officer of Keros. “We expect that the net proceeds from the upfront payment will enable us to extend our operational runway into the fourth quarter of 2028, facilitating the continued advancement of cibotercept (KER-012) and KER-065, both of which are wholly-owned assets with near term clinical updates.”

“We are excited to partner with Keros, an accomplished team with exceptional expertise in TGF-ß biology,” said P.K. Morrow, Head of the Oncology Therapeutic Area Unit at Takeda. “Building on the promising results elritercept has shown in the clinic to date, we look forward to continuing to explore its potential and to having the opportunity to potentially deliver it to patients with hematologic disorders.
Schedule 6.6(a)(ii) – Keros Press Release

This agreement aligns with our goal of advancing therapies that may shift the treatment paradigm for underserved patient populations.”

The effectiveness of the agreement is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act (“HSR Act”).

About Elritercept

Elritercept is an engineered ligand trap comprised of a modified ligand-binding domain of the TGF-ß receptor known as activin receptor type IIA that is fused to the portion of the human antibody known as the Fc domain. Elritercept is being developed for the treatment of low blood cell counts, or cytopenias, including anemia and thrombocytopenia, in patients with MDS and in patients with MF.

About Keros Therapeutics, Inc.

Keros is a clinical-stage biopharmaceutical company focused on developing and commercializing novel therapeutics to treat a wide range of patients with disorders that are linked to dysfunctional signaling of the TGF-ß family of proteins. Keros is a leader in understanding the role of the TGF-ß family of proteins, which are master regulators of the growth, repair and maintenance of a number of tissues, including blood, bone, skeletal muscle, adipose and heart tissue. By leveraging this understanding, Keros has discovered and is developing protein therapeutics that have the potential to provide meaningful and potentially disease-modifying benefit to patients. Elritercept is being developed for the treatment of low blood cell counts, or cytopenias, including anemia and thrombocytopenia, in patients with MDS and in patients with MF. Cibotercept is being developed for the treatment of pulmonary arterial hypertension and for the treatment of cardiovascular disorders. KER-065 is being developed for the treatment of obesity and for the treatment of neuromuscular diseases.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “expect,” “enable,” “forward,” “potential” and “will” or similar expressions are intended to identify forward-looking statements. Examples of these forward-looking statements include statements concerning: the expected upfront payment and other potential milestone and royalty payments and development activities under the license agreement, Keros’ expectations regarding the timing of enrollment for the Phase 3 RENEW clinical trial for elritercept, the potential benefits of elritercept, Takeda’s ability to further develop and advance elritercept, Keros’ expected cash runway, Keros’ ability to advance cibotercept and KER-065, and the clearance of the license agreement under the HSR Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others: Keros’ limited operating history and historical losses; Keros’ ability to raise additional funding to complete the development and any commercialization of its product candidates; Keros’ dependence on the success of its product candidates, cibotercept, elritercept and
Schedule 6.6(a)(ii) – Keros Press Release

KER-065; that Keros may be delayed in initiating, enrolling or completing any clinical trials; competition from third parties that are developing products for similar uses; Keros’ ability to obtain, maintain and protect its intellectual property; and Keros’ dependence on third parties in connection with manufacturing, clinical trials and preclinical studies.

These and other risks are described more fully in Keros’ filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 6, 2024, and its other documents subsequently filed with or furnished to the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except to the extent required by law, Keros undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Contact:

Justin Frantz
jfrantz@kerostx.com
617-221-6042
Schedule 6.6(a)(ii) – Keros Press Release

SCHEDULE 7.2(Y)
Documents Not Disclosed[***]
Schedule 7.2(y) – Documents Not Disclosed